                           SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                   of 1934
                              (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                IJNT.NET, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------


      2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------


      4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------


      5) Total fee paid:

         ---------------------------------------------------------------------

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         ---------------------------------------------------------------------


      2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------


      3) Filing Party:

         ---------------------------------------------------------------------


      4) Date Filed:

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

                                IJNT.NET, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF IJNT.NET, INC.:

     The Annual Meeting of Stockholders of IJNT.net, Inc. (the "Company") will be held at the Country Inn and Suites located at 325 Bristol Street, Costa Mesa, California, 92626, on July 25, 2000 at 10:00 a.m. for the purpose of considering and acting upon the following proposals:

          (1) To elect eight (8) members of the Board of Directors and, subject to adoption of Proposal No. 2, to divide the Board of Directors into three classes;

          (2) To approve the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated By-laws of the Company;

          (3) To approve the Company's 2000 Equity Incentive Plan and the Company's 2000 Management Equity Incentive Plan;

          (4) To ratify the designation of BDO Seidman, LLP as the Company's independent accountants for the period ending March 31, 2000; and

          (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on June 13, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote will be available at 2030 So. Main, Suite 550, Irvine, California 92612 for ten days prior to the Annual Meeting.

     The Company's March 31, 2000 Annual Report on Form 10-K will be sent to all stockholders separately herefrom at least ten (10) days prior to July 25, 2000.


                                        By Order of the Board of Directors




                                        Jeffrey R. Matsen
                                        Secretary

Irvine, California
July 3, 2000


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                IJNT.NET, INC.

                             2030 Main, Suite 550
                               Irvine, CA 92614
                                (949) 260-8100

                             ____________________

                                PROXY STATEMENT

                             ____________________

                        ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of IJNT.net, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on July 25, 2000 at the Country Inn and Suites located at 325 Bristol Street, Costa Mesa, California, 92626. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about July 5, 2000.

                                 VOTING RIGHTS

     Record Date; Outstanding Shares. Stockholders of record of the Company as of the close of business on June 13, 2000 have the right to receive notice of and to vote at the Annual Meeting. On June 13, 2000, the Company had issued and outstanding 20,845,123 shares of Common Stock. Each share of Common Stock is entitled to one vote for as many separate nominees as there are directors to be elected and for or against all other matters presented.

     Quorum; Vote Required. For action to be taken at the Annual Meeting, the majority of the shares entitled to vote must be represented at the meeting in person or by proxy. Director nominees receiving the highest number of affirmative votes up to the number of directors to be elected will be elected as directors of the Company for the succeeding year. Votes withheld with respect to director nominees have no legal effect.

     The affirmative vote of a majority of the shares voting and a majority of the required quorum is the minimum approval necessary and is required to ratify the Amendment to the Certificate of Incorporation and to approve the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company, the Company's 1999 Equity Incentive Plan and the Company's 2000 Stock Bonus Plan, and to ratify the appointment of BDO Seidman, LLP as the Company's independent accountants. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. If the number of abstentions is such that the affirmative votes do not constitute the requisite vote, the proposal will be defeated. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                                    PROXIES

     Solicitation of Proxies; Expenses. Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its stockholders. The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

     Voting of Proxies; Revocation of Proxies. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by the Company with no instructions will be voted in favor of all proposals set forth in the Notice of Meeting and for the nominees for director as described below.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or
(ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attending the Annual Meeting and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS
                        (Item No. 1 on the Proxy Card)

     At the Annual Meeting, eight (8) directors will be elected, leaving one vacancy. All eight (8) of the nominees are presently directors of the Company.

     The Company's Board of Directors is currently comprised of eight members and one vacancy. On May 5, 2000, Robert Santore, an executive officer of Man Rabbit House Multimedia, Inc., a subsidiary of the Company, resigned from the Board of Directors and on May 19, 2000, Jeffrey R. Matsen, Vice President and General Counsel of the Company, resigned, and the Board appointed Richard R. Nelson, Chief Financial Officer to the Board. Thereafter on June 6, 2000, the Board agreed to increase the number of directors from seven (7) to nine (9) and Terry D. Kramer and Michael A. Sternberg were elected as directors of the Company. Subsequently, on June 9, 2000, Stephen E. Pazian was elected as a director. On June 28, 2000, Richard R. Nelson resigned as a director leaving one vacancy on the Board. The Board of Directors intends to appoint an independent director to fill the remaining vacancy as soon as practicable. Such director will also be placed in Class I, whose initial term will expire in 2001.

     The Company's Board of Directors is not currently classified; all directors are elected annually for a term of one year. However, the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws submitted for stockholder approval in Proposal No. 2 of this Proxy Statement will, if adopted, divide the Board of Directors into three classes. Except for the initial term, which will vary by class, directors of will be re-elected for a term of three years. One class of directors will be submitted for election by the stockholders at each annual meeting.

     The election of directors will be determined by the eight nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board's nominees in the manner described in the proxy, each proxy received will be voted in favor of the Board's nominees. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event any director declines or is unable to serve as a director, the proxies will be votes by the proxy holders as directed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES AS DIRECTORS OF THE COMPANY.

Information Regarding the Nominees for Director

     The following table lists the nominees for the Board of Directors, their ages, their proposed class, if Proposal No. 2 is adopted, and their initial term of office. Biographical information regarding each nominee is provided below.

                                                                Class of       Committee
Name                        Age     Position                    Director       Membership
----                        ---     --------                    --------       ----------
Jon H. Marple               60      Chairman of the Board          III         Nominations

Mary E. Blake               46      Vice Chairman                   II         Nominations

Michael A. Sternberg        55      Chief Executive Officer and     II         Compensation
                                    Director

Richard W. Torney           60      Director                       III         Audit,
                                                                               Compensation
                                                                               and Nominations

Richard F. Charles          59      Director                        I          Audit and
                                                                               Compensation

H. Dean Cubley              58      Director                       III         Audit

Terry D. Kramer             40      Director                        II

Stephen E. Pazian           50      Director                        I

     Jon H. Marple has served as Chairman of the Board since January 1997. From January 1997 to May 5, 2000, Mr. Marple served as the Chief Executive Officer, and from January 1999 to October 1999, Mr. Marple also served as the Company's President. From 1991 to 1997, Mr. Marple was the Chief Executive Officer of Micro-Lite Television, Inc. (formerly Marrco Communications, Inc.), which acquired and resold spectrum licenses allocated by the Federal Communications Commission. Mr. Marple holds a B.A. degree from Brigham Young University and a J.D. degree from the University of Washington College of Law.

     Mary E. Blake served as the Company's President from October 1999 to May 5, 2000 and as Vice President from January 1997 to October 1999. Ms. Blake has served as a director of the Company or its predecessor since January 1997. From 1994 to 1997, Ms. Blake served as the Vice President and Secretary of Micro-Lite Television, Inc. (formerly Marrco Communications, Inc.). Ms. Blake attended Texas A&M University in College Station, Texas and majored in Economics with minors in Marketing and Management.

     Michael A. Sternberg was elected a director of the Corporation on June 9, 2000 and began his duties as Chief Executive Officer of the Corporation on June 19, 2000. From July 1996 to March 2000, Mr. Sternberg served as President and Chief Executive Officer of KMC Telecomm Holdings, Inc. of Princeton, New Jersey. KMC Telecomm is a competitive local exchange carrier (CLEC) providing alternative customized telecommunication services in the United States. From 1993 to 1996 Mr. Sternberg was the Chief Executive Officer of Rimsat and negotiated a purchase of four Russian satellites with the Russian Space Agency, launched two satellites using Tongan slots over the Pacific Ocean and sold all transponders before the satellite was launched. From 1990 to 1993, Mr. Sternberg worked as a consultant to small and growing telephone companies and manufacturers. From 1987 to 1990, Mr. Sternberg was the Executive Vice President of Sales and Marketing for Metropolitan Fiber Systems. This Company was eventually sold to WorldCom. Mr. Sternberg served as a Captain in the U.S. Army Special Forces from 1965 to 1969.

     Richard W. Torney has served as a director of the Company since September 1997. From 1991 to the present, Mr. Torney has been the President and CEO of Imaging System, Inc., an international sales and marketing organization. During the concurrent period from 1994 to 1996, Mr. Torney served as the Vice President of Sales and Marketing and Chief Financial Officer at International Separation Technology, Inc., a manufacturer of oil and water separation equipment, where he presently serves as a director. From 1988 to 1991, Mr. Torney served as the CEO of VistaGraphics, a producer of highly stylized, large format graphic images with a computerized air brush process. Mr. Torney holds a B.A. degree in Accounting from Brigham Young University.

     Richard F. Charles has been a director of the Company since December 1999. From 1985 to 1992, while serving as Dean and Vice President of Foothill Community College in San Jose, California, Dr. Charles managed a budget in excess of $15.0 million and oversaw 700 full time and part time staff members. Dr. Charles also has served as a consultant for private and public corporations in the area of management and leadership. From 1996 to 1999, Dr. Charles taught at Hood River Valley High School. From 1994 to 1996, Dr. Charles taught at Republic High School. Dr. Charles obtained his B.A. degree in Spanish and History from Brigham Young University, his M.A. degree in Spanish from the University of Washington and his E.D.D. degree in Organization and Leadership at the University of San Francisco. Dr. Charles also has completed post doctoral research at the University of Madrid and the University of Salamanca.

     H. Dean Cubley has been a director of the Company since March 2000. In addition, Dr. Cubley currently is, and has been since March 1996, the Chairman of the Board and Chief Executive Officer of Eagle Wireless International (AMEX:
EAG). Dr. Cubley has served in various electrical engineering capacities with NASA from 1965 until 1984. Since that time, Dr. Cubley has been actively involved in the establishment and development of several private companies. Dr. Cubley is one of the world's leading authorities in mobile radio, radio paging and personal communications systems. Dr. Cubley holds a B.S. degree in Electrical Engineering from the University of Texas, a M.S. degree from the University of Texas and a Ph.D. in Electrical Engineering from the University of Houston. He has authored a myriad of technical articles and reports. He also holds several patents and is the inventor of other patents for which patent applications are pending.

     Terry D. Kramer was elected as a director on June 6, 2000. Mr. Kramer currently serves as the Vodathone AirTouch Vice President of Corporate Development for the Americas and Asia with responsibility for all merger and acquisition activity in those regions. He is the immediate past President of AirTouch Paging where he was responsible for all network operations, sales, marketing call center and administrative activities. From December 1998 to June 1999, Mr. Kramer served as Vice President of Human Resources and Corporate Services for AirTouch Communications. From March 1998 to December 1998, he was the Vice President Business Development for AirTouch International. He also served as Vice President and General Manager for Southwest Markets of AirTouch Cellular from June 1996 to March 1998 and has held various other key positions at the Vice President and Executive Director levels in the international cellular units of AirTouch Communications for over a decade. Before PacTel Corporation became AirTouch Communications, Mr. Kramer served as PacTel's Manger of Corporate Development. Previous to joining PacTel, Mr. Kramer was an Associate in Booz, Allen & Hamilton's consulting practices and a Product Manager and Marketing Research Analyst in Harris Corporation's microwave equipment unit. Mr. Kramer is an honors graduate of UCLA in economics and holds an MBA from Harvard Business School.

     Stephen E. Pazian became a director of the Company on June 9, 2000. Mr. Pazian currently is the Chairman and CEO of SoCal Ventures which assists start-up companies in executing their business plans focusing on e-commerce technology. From 1997 to 1999, Mr. Pazian was the President and CEO of Edison Enterprises, which involved three start-up businesses he helped to grow to $200 million annual revenue and more than 4,000 employees. Previous to joining Edison Enterprises, Mr. Pazian was President of Ameritech's Security Monitoring from 1996 to 1997. Prior to that he was President and CEO of MobileComm, a division of Bellsouth Corporation from 1988 to 1996. He also served as Executive Vice President of Bell Atlantic Mobile from 1985 to 1988 and was employed for over 11 years with Xerox Corporation finishing as a District Sales Manager. Mr. Pazian received his BS in Business Administration from Rochester Institute of Technology and his MBA from the University of Georgia.

Directors' Terms

     Members of the Board of Directors currently hold office and serve until the next annual meeting of stockholders, or until their respective successors have been elected. The Board of Directors currently is comprised of eight directors and one vacancy. Subject to the approval of Proposal No. 2, the Board of Directors will be divided into three classes designated as Class I, Class II and Class III, with each class to be as nearly equal in number of directors as possible. Messrs. Charles and Pazian will be Class I directors and Ms. Blake, Mr. Sternberg and Mr. Kramer will be Class II directors. Mr. Marple, Mr. Torney and Dr. Cubley will be Class III directors. Class I, Class II and Class III directors will stand for reelection at the annual meetings of stockholders held in 2001, 2002 and 2003, respectively. Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors.

Committees of the Board of Directors

     The Board of Directors has created three committees: the Audit Committee, the Compensation Committee and the Nominations Committee.

     Audit Committee. The Audit Committee of the Board of Directors was established in March 2000 and reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of independent auditors, the scope of the annual audits, fees to be paid to and the performance of the independent auditors and the Company's accounting practices. The members of the Audit Committee are Messrs. Cubley, Charles and Torney. The Audit Committee Charter is attached as Appendix A.

     Compensation Committee. The Compensation Committee of the Board of Directors was established in December 1999 and determines the salaries, benefits and stock option grants for the Company's employees, consultants and directors. In addition, the members of the Compensation Committee oversee the administration of the Company's employee stock option plans. The members of the Compensation Committee are Messrs. Torney, Charles and Sternberg.

     Nominations Committee. The Nominations Committee of the Board of Directors, which presently consists of Messrs. Marple and Torney and Ms. Blake, met one time during the last fiscal year. The Nominations Committee recommends to the Board of Directors persons for nomination to the Board. The Nominations Committee will consider recommendations from stockholders which should be addressed to the attention of the Secretary, IJNT.net, Inc., 2030 So. Main, Suite 550, Irvine, California 92614.

                 COMPENSATION COMMITTEE REPORT ON COMPENSATION

     The compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee") on an annual basis. The Chief Executive Officer's recommendations of compensation to be paid to other executive officers of the Company are considered by the Compensation Committee in its decision-making process. The Compensation Committee is currently composed of two non-employee directors.

     The Compensation Committee's policy on executive compensation is to attract and retain highly qualified personnel while tying compensation to performance. Consequently, the Compensation Committee seeks to establish compensation that will reward individuals for Company performance as well as individual performance and motivate and reward executives for achievement of strategic business objectives.

     The Compensation Committee believes that the compensation of the Executive Officers including that of the Chief Executive Officer (collectively the "Executive Officers") should be influenced by the Company's performance. However, with a start up company which has not realized its revenue and profit potential, performance is measured by more intangible factors relating to the growth and development of the Company. The Compensation Committee establishes the salaries and bonuses of all of the Executive Officers by considering:

     (1)  The Company's financial performance for the past year;

     (2)  The Company's growth and development for the past year;

     (3) The achievement of certain objectives related to the particular Executive Officer's area of responsibility; and

     (4) The salaries and bonuses of Executive Officers in similar positions of comparably sized companies.

     The Compensation Committee believes that the Company's Executive Officers' salaries and bonuses in the fiscal year ending March 31, 2000 were comparable in the industry for similarly sized businesses.

     In addition to salary and bonus, the Compensation Committee from time to time recommends grants of options to Executive Officers and other employees.
The Compensation Committee thus views option grants as an important component of its long term performance based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate Executive Officers and other employees to manage the Company and perform in a manner which will also benefit shareholders. As such, options are sometimes granted at a discount from the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long term growth and profitability.

                            AUDIT COMMITTEE REPORT

     The following information shall not be deemed to be "soliciting information" or to be "filed" with the Securities and Exchange Commission. Such information shall not be deemed to be incorporated by reference into any subsequent filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Audit Committee receives draft audited financial statements prepared by the independent auditors and discusses such draft financials with management. The Audit Committee includes in its review and discussion the scope of the audit performed by the independent auditors, the adequacy of the internal audit procedures and controls, and the independent auditors' opinion as to the adequacy of the financial disclosures contained therein. The Audit Committee has received from the independent auditors the written disclosures and letter required by the Independent Standards Board Standard No. 1 and has discussed the independent auditors' independence. Based on its review of the financial statements and the discussion with the independent auditors, the Audit Committee recommends to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 to be filed with the Securities and Exchange Commission.

                                                               Richard W. Torney
                                                              Richard F. Charles
                                                                  H. Dean Cubley

Board of Directors Meetings

     The total number of regular and special meetings of the Board of Directors held in the last fiscal year was one. All Directors but Mr. Torney attended the Board meeting, and the meetings of the committees of the Board on which each director served were unanimously attended. The number of Resolutions passed by Unanimous Written Consent of the Directors totaled thirty-six.

Directors' Compensation

     Directors who are also employees of the Company receive no extra compensation for their service on the Board. Directors who are not employees of the Company receive compensation for serving on the Board and the Company reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board and its Committees. Richard W. Torney and Richard F. Charles received an annual cash fee of $5,000 for serving on the Board. H. Dean Cubley received a cash fee of $2,500 per meeting. In March 2000, Richard F. Charles and H. Dean Cubley each received 2,500 shares of the Company's common stock valued at $25,155 and $27,030, respectively, as consideration for accepting the appointment of director.

     Effective for the fiscal year beginning April 1, 2000, non-employee directors receive an annual fee in the form of shares of the Company's S-8 Stock valued at $60,000 as of the 31st of May each year. Accordingly, on May 31, 2000 the Company's non-employee directors, Messrs. Torney, Charles, Cubley, Kramer and Pazian, received $60,000 of the Company's S-8 Stock valued at the fair market price of $2.88 a share, for a total of 20,833 shares each.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company. Nor has any such interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers, directors and greater than 10% stockholders to file reports of ownership and changes in ownership of the Common Stock with the Commission. Based upon a review of such reports, the Company has determined that the following persons have filed late reports:

     Mary E. Blake has been late filing Form 4 on thirteen different occasions and Form 5 on one occasion. The number of months of late filing for Form 4 are 16, 14, 12, 11, 10, 9, 8, 7, 6, 5, 4, 3, and 1, respectively, and the number of transactions for Form 4 are 3, 23, 1, 2, 26, 6, 5, 10, 6, 5, 19, 1 and 1,
respectively. With respect to the late filing of Form 5 for Ms. Blake, the number of months late filing is one and the number of transactions is one. Jon
R. Marple has been late filing Form 5 by one month for one transaction.

     Jeffrey R. Matsen has been late filing Form 3 for 17 months with no transactions involved. Mr. Matsen has been late filing Form 4 on six occasions for 11,10, 8, 7, 6 and 4 months, respectively, and for 1, 1, 1, 1, 1 and 2 transactions, respectively. Mr. Matsen has been late filing Form 5 for one month involving one transaction.

     Robert Santore has been late filing Form 3 for 26 months with respect to one transaction. Mr. Santore was late filing Form 4 on seven different occasions for 16, 15, 14, 12, 10, 7 and 6 months, respectively, involving 1, 1, 3, 8, 3, 2, and 2 transactions, respectively. He has been late filing Form 5 for one month involving one transaction.

     Richard F. Charles has been late filing Form 3 for 6 months for no transactions, Form 4 for one month for one transaction, and Form 5 for one transaction. Richard Torney has been late filing Form 3 for 30 months involving no transactions. He has been late filing Form 4 on two different occasions for 7 and 2 months, respectively and 5 and 7 transactions, respectively. He has been late filing Form 5 on one occasion for one month involving one transaction.
H. Dean Cubley has been late filing Form 3 for one month involving no transactions. Jerral R. Pulley has been late filing Form 3 for 13 months for no transactions and Form 5 for one month for one transaction. Richard R. Nelson has been late filing Form 3 for 3 months for no transactions Form 4 for three months for one transaction and Form 5 for one month for one transaction.

     The following gains by certain Officers and Directors for Short Sales under Rule 16b have been paid back to the Company by the Officers and Directors involved:

     Mary E. Blake        $ 8,710.37

     Jeffrey R. Matsen    $ 5,840.50

     Robert Santore       $14,471.86

     The Company has determined that its officers and directors have substantially failed to comply with the reporting requirements of Forms 3, 4 and 5 in the past. As a result, the Company has implemented with its outside legal counsel a program to assist its officers and directors in completing and filing the monthly and annual reports on Forms 4 and 5. All Forms have now been filed.

Certain Legal Proceedings

     On December 5, 1994, Jon H. Marple and Mary E. Blake, officers and directors of the Company, voluntarily consented to the entry of a Judgment and Order of Permanent Injunction and Ancillary Relief on by the Superior Court of the State of California (the "California Consent"), in connection with legal proceedings initiated by the California Department of Corporations. The California Consent relates to the offer and sale of securities by Micro-Lite Television, Inc., a Nevada corporation and formerly known as Marrco Communications, Inc. ("MLTV"), and several related partnerships and corporations, all of which were owned and controlled by Mr. Marple and Ms. Blake.

     The California Consent resulted from an investigation by the California Department of Corporations commenced in June 1994. On December 4, 1994, the California Department of Corporations filed a complaint against MLTV, Mr. Marple and Ms. Blake (collectively the "defendants") alleging violations of state securities laws and simultaneously entered into the California Consent.
Pursuant to the California Consent, the allegations against each of the defendants were dismissed and settled. Neither Mr. Marple nor Ms. Blake, nor any affiliated entity, admitted or denied any of the allegations or assertions in the Consent Decree. The California Department of Corporations did not impose any fines, penalties or sanctions against any of the defendants.

     The California Consent provided that the Parties would not offer or sell securities in violation of the registration requirements of the California Corporations Code and would not offer or sell any security by means of any untrue statement or omission of a material fact. The Consent Decree also required that the defendants either sell the assets of one affiliated entity with the consent of the limited partners or offer to repurchase the limited partnership interests. Mr. Marple and Ms. Blake believe that they have complied in all material respects with the California Consent.

     Mr. Marple also voluntarily entered into similar consent decrees in the State of Wisconsin on August 10, 1993 and the State of Maine on March 15, 1994 in connection with the same or related matters involving MLTV and several related entities.

Family Relationships

     Mr. Santore, a director until May 2000 and an executive officer of Man Rabbit House, Multimedia, Inc., a subsidiary of the Company, is the nephew of Mary E. Blake, a director. In addition, Mr. Marple and Ms. Blake, both Directors of the Company, are spouses. No other family relationship exists among the directors and executive officers. See "Related Party Transactions."

Executive Officers and Key Employees

Name                        Age    Position
----                        ---    --------

Michael A. Sternberg        55     Chief Executive Officer and
                                   Director

Nancy Hobbs                 54     President and Chief Operating
                                   Officer

Jeffrey R. Matsen           60     Executive Vice President and
                                   General Counsel

Kim Marcus                  40     Interim Chief Financial Officer

Steve M. Pierson            53     Chief Technical Officer

Jerral R. Pulley            66     Vice President Marketing

Michael E. Phillips         44     Vice President of Network Operations

Louis M. DiGregorio         43  Vice President of Network Architecture


     Nancy J. Hobbs joins the Company as President and Chief Operating Officer effective July 2, 2000. From February 1997 to May 2000, Ms. Hobbs served as the Area President/General Manager for Verizon Wireless Southwest Area. Previously, from April 1994 to February 1997, Ms. Hobbs served as Vice President/General Manager for Verizon Wireless (AirTouch Cellular) San Diego. Ms. Hobbs has over 30 years experience in the telecommunications industry and has served in a range of other positions and special assignments for Verizon Wireless and Pacific Bell, spanning a variety of functions and responsibilities including general manager, marketing, business and consumer sales, and network operations. Ms. Hobbs graduated from the University of San Francisco with a BA in English and completed a 1992 Senior Management Program at Massachusetts Institute of Technology. She is on the Board of Directors of Wedbush Morgan Securities and Cresenda Wireless.

     Jeffrey R. Matsen has served as the Company's Executive Vice President and General Counsel since October 1, 1999. Mr. Matsen also served as a director from December 1998 until May 5, 2000. From 1971 to 1999, Mr. Matsen practiced corporate and business law with various law firms, most recently with the Law Offices of Jeffrey R. Matsen & Associates. Mr. Matsen holds a B.A. degree (magna cum laude) from Brigham Young University and a J.D. degree (Order of the Coif) from UCLA School of Law. He served as a Captain in the U.S. Marines Corps from 1968 to 1971.

     Kim Marcus has served as the Interim Chief Financial Officer of the Company since June 28, 2000. Previously she had served as the Company's Director of Finance/Controller since January 1, 2000. From 1998 through January 2000 Ms. Marcus served as the Controller for the LA Cellular Telephone Company (which became AT&T Wireless Services) where she was responsible for the entire accounting, financial reporting and tax functions of this billion dollar entity. From 1987 to 1998 Ms. Marcus served in various financial capacities, including Director of Accounting with Apria Healthcare (formerly known as Homedco, Inc.) where she was responsible for all facets of the accounting and budgeting process for the largest home healthcare provider in the U.S. Ms. Marcus received her bachelor's degree in accounting from California Polytechnic University, Pomona and has attended the masters in tax program at Golden Gate University.

     Steve M. Pierson joins the Company as Chief Technical Officer effective July 1, 2000. Mr. Pierson has been employed with Verizon Wireless from 1992 until June 2000. He has served as Vice President of Engineering/Operations for the Sierra Pacific Region and as Vice President, Chief Technical Officer and Executive Director for several AirTouch posts in Europe and in the United States. From 1965 to 1992, he served in several positions for Pacific Bell as a General Manager, Director and District Manager where he was heavily involved in network and engineering and operation activities in the installation of telecommunication services and maintenance of those services. Mr. Pierson studied Business Administration at the University of California Berkeley and at Penn State University. He also completed Advanced Engineering and Economic studies at Stanford University and Information Technologies and Software Development studies at the Massachusetts Institute of Technology.

     Jerral R. Pulley has served as a director and Vice President of Marketing for the Company since May 1999. Mr. Pulley brings to the Company his experience in marketing at companies such as Procter & Gamble, PepsiCo, Hallmark and Squibb. During the past five years, Mr. Pulley served in the following capacities. From 1997 to 1999, Mr. Pulley served as a partner with Client Synergy Group. From 1995 to 1997, Mr. Pulley served as a Vice President and General Manager with SC Publishing. He also serves as a director of Sundog Technologies, Inc. and First Scientific, Inc. Mr. Pulley received a B.S. degree from the University of Utah and earned his M.B.A. from the Anderson School of Business at the University of California at Los Angeles.

     Michael E. Phillips has served as the Vice President of Network Operations of the Company since August 1999. Mr. Phillips specializes in interconnection engineering for wireless and wireline networks. He has experience in deploying worldwide systems and managing and coordinating all aspects of telecommunications network development, including systems design and engineering. From 1997 to 1999, Mr. Phillips served as Chief Technical Consultant at Millicom International. While at Millicom International, Mr. Phillips served as a Consultant for the East African project in Tanzania, where he was responsible for all RF design, Microwave Backbone Design, Site Acquisition, Network Construction, Equipment Installation, Network Operation and all other engineering applications relating to the project. From 1996 to 1997, Mr. Phillips served as the Managing Director of Comstar Cellular, which operates the first GSM cellular network in West Africa and in the Ivory Coast. From 1994 to 1996, Mr. Phillips served as the Director of Project Planning at LLC, where he was responsible for PCS business development and network design for all phases of interconnect deployment. Mr. Phillips received a B.S. degree in Telecommunications Engineering at the University of California at Los Angeles and a Certificate in Telecommunications Science from the United States Air Force.

     Louis M. DiGregorio has served as the Vice President of Network Architecture for the Company since August 1999. From 1997 to 1999, Mr. DiGregorio served as the Network Engineer at Teligent, a CLEC providing local dial-tone over a microwave radio/ATM network utilizing cutting-edge telecommunications technology including wireless access nodes, Northern Telecom's Magellan Passport ATM switch and DMS-250 to transport and process voice and data over their network. During his tenure at Teligent, Mr. DiGregorio served as the project manager of telecommunications projects ranging from network engineering to design of voice and data networks. From 1996 to 1997, Mr. DiGregorio served as the PCS Interconnect Engineer at Sprint, where, among other things, he provided project management for implementation of Transmission Networks and Network and Emergency Disaster Planning. From 1995 to 1996, Mr. DiGregorio served as a Network Engineer at Carolina Power & Light, where he provided project management of telecommunications projects ranging from network engineering of fiber and microwave networks to the design of the Battery Power Plant. Mr. DiGregorio received an A.A. degree from the Radio Electronic Technical Schools.

Employment, Severance and Other Agreements

     All of the Executive Officers are appointed annually and serve at the discretion of the Board of Directors. Except as set forth below, the Company does not have employment or severance agreements that provide for a fixed term with any of the Executive Officers.

     The Company has recently engaged the services of Mr. Sternberg as Chief Executive Officer and a Director effective June 19, 2000, under the terms of an Employment Contract (the "Contract"). The Contract provides for a two year term commencing June 19, 2000 and for a base salary of $350,000 per year. In addition, Mr. Sternberg is to receive a $1,000,000 sign on bonus on or about July 19, 2000, and is entitled to a discretionary cash bonus in the amount of $400,000 due and payable within thirty days after the end of the Company's fiscal year, commencing with the fiscal year ending March 31, 2001. The discretionary cash bonus is only due and payable, if at all, provided that the Compensation Committee or the Board of Directors has determined and formally declared the amount of same. In making such determination, if at all, the Compensation Committee or the Board of Directors and Executives shall mutually agree on Company objectives for each fiscal year and the Board of Directors shall make its determination based on the Company's accomplishment of such objectives and Mr. Sternberg's contribution thereto. Additionally, under the Contract, the Company granted to Mr. Sternberg an option grant to purchase up to 1,000,000 shares of the Company's common stock at $5.28, the fair market value of the common stock on June 19, 2000, the grant date. The stock options vest 100,000 shares as of June 19, 2000 and 150,000 shares at the end of each consecutive six month period of continuous employment until all 1,000,000 stock options are vested.

     Nancy J. Hobbs became employed as the President and Chief Operations Officer of the Company for a two year term commencing July 2, 2000 pursuant to an agreement dated May 31, 2000. The agreement provides for a base salary of $300,000 per year and a discretionary bonus of up to $300,000 per year. Additionally, under the agreement, the Company granted to Ms. Hobbs an option grant to purchase up to 250,000 shares of the Company's common stock at $2.88, the fair market value of the common stock on May 31, 2000, the grant date. Her vesting schedule is 50,000 to vest immediately and carry a one year restriction and 100,000 shares vest May 31, 2001 and the additional 100,000 shares will vest on May 31, 2002.

     The Company formally engaged the services of Mr. Matsen as its Executive Vice President and General Counsel under the terms of an engagement letter executed on August 18, 1999. The engagement letter provides for a three-year term commencing on October 1, 1999 and terminating on September 30, 2002. As compensation for services rendered to the Company, the Company agreed to pay Mr. Matsen an annual salary of $150,000. As further compensation and as consideration for his engagement, the Company issued to Mr. Matsen 50,000 shares of the Company's common stock as a signing bonus. The issuance of the 50,000 shares to Mr. Matsen was registered, and the shares were valued at $142,150, based on the market price of the Company's common stock on the issuance date. Additionally, Mr. Matsen was granted 200,000 options to purchase the Company's common stock. The first 40% have a strike price of $3.00 per share and vest March 30, 2000 and the balance have a strike price of $10.28 per share vesting 50% on March 30, 2001 and 50% on March 31, 2002. In order to wind down his outside law practice, Mr. Matsen is entitled to allocate up to 25.0% of his regular working hours to matters involving his private law practice for Jeffrey
R. Matsen & Associates of Newport Beach, California. Mr. Matsen is responsible for 25.0% of the annual salaries of two of his assistants, including staff attorney Julie Wahlstedt and a secretary, both of whom the Company hired to support Mr. Matsen in the Company's legal department as part of this arrangement. On May 30, 2000, Mr. Matsen and the Company executed an Employee Retention Agreement whereby the Company granted to Mr. Matsen an additional option grant to purchase up to 25,000 shares of common stock at a purchase price of $3.91 per share, the fair market value on that date, to become fully vested on January 15, 2001. In addition, the Company agreed to pay Mr. Matsen a cash bonus in the amount of $25,000 on January 25, 2001. If Mr. Matsen's employment with the Company is terminated for any reason prior to January 15, 2001, the entire bonus and option grant are to be forfeited.

     Pursuant to terms of an agreement dated November 22, 1999, Kim Marcus was hired as the Company's Director of Finance/Controller. She was appointed Interim Chief Financial Officer on June 28, 2000. Her base salary is $116,004. In addition she is entitled to an annual bonus on December 31st of each year equal to 25% of her base salary depending on performance. Ms. Marcus was granted 40,000 options to purchase the Company's common stock on March 30, 2000. The first 40% of the options have a strike price $8.398 per share and vested on March 30, 2000. The remaining 60% have a strike price of $10.812 per share vesting 25% on March 30, 2001, 25% on March 30, 2002, 25% on March 30, 2003 and
25% on March 30, 2004. On May 30, 2000, Ms. Marcus and the Company executed an Employee Retention Agreement whereby the Company agreed to pay Ms. Marcus a cash bonus in the amount of $23,200 on January 25, 2001. If Ms. Marcus' employment with the Company is terminated for any reason prior to January 15, 2001, the entire bonus is to be forfeited.

     Steve M. Pierson became employed as the Chief Technical Officer of the Company effective July 1, 2000 pursuant to an Agreement dated May 31, 2000. The agreement provides for a base salary of $300,000 per year and a discretionary bonus of up to $300,000 per year. Additionally, under the agreement, the Company granted to Mr. Pierson an option grant to purchase up to 175,000 shares of the Company's common stock at $2.88, the fair market value of the common stock on May 31, 2000, the grant date. The options vest as follows: 37,500 options will vest immediately and carry a one year restriction, 68,750 options will vest on May 31, 2001 and the remaining 68,750 options will vest on May 31, 2002.

     Jerral R. Pulley executed an Employment Agreement dated May 4, 2000, wherein Mr. Pulley became employed by the Company as Vice President Marketing effective May 1, 2000 with an annual base salary of $125,000. On March 30, 2000, Mr. Pulley was granted stock options in the amount of 125,000 shares. The first 40% have a strike price of $3.00 per share and vest March 30, 2000 and the balance have a strike price of $10.28 per share vesting 50% on March 30, 2001 and 50% on March 31, 2002. In addition, 100% of vesting will occur in the event of a change of ownership, control or a sell of the majority assets or termination of his services. Should the Company terminate his services for other than cause, he is to receive salary continuation for six months plus Company paid benefits over that period. On May 30, 2000, Mr. Pulley and the Company executed an Employee Retention Agreement whereby the Company agreed to grant Mr. Pulley an additional 25,000 options to purchase the Company's common stock at a purchase price of $3.91, the fair market value on such date, to become fully vested on January 15, 2001. In addition, the Company agreed to pay Mr. Pulley a cash bonus in the amount of $25,000 on January 25, 2001. If Mr. Pulley's employment with the Company is terminated for any reason prior to January 15, 2001, the entire bonus and option grant are to be forfeited.

     Additionally, the Company's principal operating subsidiary, Urjet Backbone Network, Inc., a Delaware corporation ("Urjet Backbone Network"), has in place employment agreements with the following key employees. The Company is a party to an employment agreement with Louis DiGregorio, the Vice President of Network Architecture of Urjet Backbone Network. Mr. DiGregorio's employment agreement provides for a fixed one-year term commencing on August 13, 1999, which will be extended automatically for additional one-year terms unless terminated by signed written notice of either party at least 30 days before the expiration of the term. Under the terms of the employment agreement, the Company pays to Mr. DiGregorio a base annual salary of $99,500, which the Company expects will increase by 15.0% at the commencement of a secondary public offering the Company's common stock to the public. Mr. DiGregorio is entitled to a performance bonus based on a percentage reduction in the time for completion the Company's network installation. Under the terms of the employment agreement, the Company issued to Mr. DiGregorio 2,370 shares of the Company's common stock in September 1999, valued at $6,814. On March 30, 2000 the Company also granted to Mr. DiGregorio an option to purchase 16,000 shares of the Company's common stock at a price of $3.00 which are exercisable immediately, and an additional grant of 24,000 options at a price of $10.81 which vest 25% per year over four years. UrJet Backbone Network at its sole discretion is entitled to terminate Mr. DiGregorio's employment for cause, including (without limitation) its determination that Mr. DiGregorio's performance is unsatisfactory in relation to the deployment of the network infrastructure. Upon termination of his employment, Mr. DiGregorio will be entitled to base salary, stock option and other compensation provided under the agreement that Mr. DiGregorio earns through the date of termination.

     On September 26, 1999, Urjet Backbone Network hired Michael Phillips as Vice President of Network Operations for a one-year initial term, under the terms of an employment agreement similar to the Company's agreement with Mr. DiGregorio. The employment agreement with Mr. Phillips similarly provides that the initial term shall be extended for additional one-year terms unless terminated by signed written notice of either party at least 30 days before the expiration of the term. Mr. Phillips is entitled to a base annual salary of $99,500, which the Company expects will increase by 20.0% at the commencement of a secondary public offering of the Company's common stock. Mr. Phillips is entitled to a performance bonus similar to the above-described bonus for Mr. DiGregorio. Under the employment agreement, the Company issued to Mr. Phillips 2,807 shares of the Company's common stock in September of 1999, valued at $8,070. On March 30, 2000 the Company also granted to Mr. DiGregorio an option to purchase 16,000 shares of the Company's common stock at a price of $3.00 which are exercisable immediately, and an additional grant of 24,000 options at a price of $10.81 which vest 25% per year over four years. The employment agreement with Mr. Phillips is terminable for cause under conditions similar to those described above for Mr. DiGregorio. Upon termination of his employment, Mr. Phillips will be entitled to base salary, stock option and other compensation provided under the agreement that Mr. Phillips earns through the date of termination.

                            EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to (i) the individual who was serving as the Company's Chief Executive Officer at the end of the last completed fiscal year ended March 31, 2000, (ii) four other highly compensated executive officers whose annual salary and bonus exceeded $100,000 for the last completed fiscal year and (iii) the next two most highest paid employees whose annual salary and bonuses exceeded $100,000 for the last completed fiscal year (collectively, the "Named Executive Officers"), for services rendered to the Company in all capacities during the last completed fiscal year.

                          Summary Compensation Table

                                                                                                   Long-Term
                                                             Annual Compensation/(1)/             Compensation
                                                    ----------------------------------------------------------
                                            Fiscal                               Other Annual                        All Other
      Name and Principal Position            Year   Salary($)/(2)/   Bonus($)   Compensation($)    Options(#)      Compensation($)
---------------------------------------      ----   --------------   -------    ---------------    ----------      ---------------
Jon H. Marple/(3)/.....................      2000      175,000         -0-           -0-            350,000            -0-
  Chairman                                   1999      180,126         -0-           -0-              -0-              -0-
                                             1998      142,292         -0-           -0-              -0-              -0-

Mary E. Blake/(4)/.....................      2000      175,000         -0-           -0-            350,000          21,902/(4)/
  Vice Chairman                              1999      159,027         -0-           -0-              -0-              -0-
                                             1998      108,775         -0-           -0-              -0-              -0-

Jeffrey R. Matsen/(5)/.................      2000      154,560         -0-         142,150          200,000            -0-
  Executive Vice President,                  1999          -0-         -0-           -0-              -0-              -0-
  Secretary and General Counsel              1998          -0-         -0-           -0-              -0-              -0-


Richard R. Nelson/(6)/.................      2000      120,000         -0-         108,120          100,000            -0-
  Chief Financial Officer and                1999          -0-         -0-           -0-              -0-              -0-
  Director                                   1998          -0-         -0-           -0-              -0-              -0-

Jerral R. Pulley/(7)/..................      2000      125,000         -0-         216,240          125,000            -0-
  Vice President of Marketing                1999          -0-         -0-           -0-              -0-              -0-
                                             1998          -0-         -0-           -0-              -0-              -0-
Michael A. Sternberg/(8)/
  Chief Executive Officer and
  Director

Nancy J. Hobbs(9)
  President and Chief Operating
   Officer

Steven M. Pierson(10)
  Chief Technical Officer

________________
/(1)/ Excludes compensation in the form of perquisites and other personal benefits that constitutes the base of $50,000 or 10.0% of the total annual salary and bonus of each of the Named Executive Officers.
/(2)/ Represents annualized rates for the year ended March 31, 2000, and amounts actually paid for prior years.
/(3)/ Mr. Marple resigned as Chief Executive Officer of the Company on May 6, 2000.
/(4)/ Amount paid to Ms. Blake as consideration for company use of certain premises owned by Ms. Blake. Ms. Blake resigned as President and Secretary of the Company on May 6, 2000.
/(5)/ Mr. Jeffrey Matsen became an Executive Officer on October 1, 1999. Mr. Jeffrey Matsen received a total of $75,000 in salary compensation for the fiscal year ended March 31, 2000. He was a director of the Company from December 18, 1998 to May 19, 2000. In addition, see "Related Party Transactions." He received 50,000 shares of S-8 stock valued at $142,150 as a signing bonus in October 1999.
/(6)/ Mr. Nelson became an Executive Officer on February 16, 2000. Mr. Nelson received a total of $15,000 in salary compensation for the fiscal year ended March 31, 2000. He received 10,000 shares of S-8 stock valued at $108,120 as a signing bonus in April 2000.
/(7)/ Mr. Pulley became an Executive Officer on May 5, 2000. He received 20,000 shares of S-8 stock valued at $216,240 in April 2000.
/(8)/ Mr. Sternberg became a Director and the Chief Executive Officer of the Company on June 19, 2000, pursuant to an Employment Agreement of the same date.
/(9)/ Ms. Hobbs became the President and Chief Operating Officer of the Company effective July 1, 2000, pursuant to an Employment Agreement dated May 31, 2000.
/(10)/ Mr. Pierson became the Chief Technical Officer of the Company effective
       July 1, 2000, pursuant to an Employment Agreement dated May 31, 2000.

Option Grants In Last Year

     The following table sets forth certain information regarding options granted during the fiscal year ended March 31, 2000 to the Named Executive Officers and directors.

                       Option Grants in Last Fiscal Year

                                       Number of                                                      Potential Realizable Value
                                       Securities   Percent of Total                                  at Assumed Annual Rates of
                                       Underlying   Options Granted    Exercise or                   Stock Price Appreciation for
                                        Options     to Employees in    Base Price    Expiration               Option Term($)
                                                                                                     ----------------------------
               Name                    Granted(#)     Fiscal Year       ($/Share)       Date                5%             10%
----------------------------------     ----------   ----------------   -----------   ----------      -----------        ---------
Jon H. Marple.....................      140,000            5.1%            3.00       3/1/2010           686,000         1,092,000
  Chairman of the Board                 210,000            7.6%          10.812                        3,696,000         5,880,000

Mary E. Blake.....................      140,000            5.1%            3.00       3/1/2010           686,000         1,092,000
  Vice Chairman                         210,000            7.6%          10.812                        3,696,000         5,880,000

Jeffrey R. Matsen.................       80,000            2.9%            3.00       3/1/2010           392,000           624,000
  Executive Vice President,             120,000            4.4%          10.812                        2,112,000         3,360,000
  Secretary and General
  Counsel

Richard R. Nelson.................       40,000            1.5%            3.00       3/1/2010           196,000           312,000
  Chief Financial Officer and            60,000            2.2%          10.812                        1,056,000         1,680,000
  Director

Jerral R. Pulley..................       50,000            1.8%            3.00       3/1/2010           245,000           390,000
  Vice President of Marketing            75,000            2.7%          10.812                        1,320,000         2,100,000

Other employees...................    1,715,500           60.4%                            ___               ___               ___

Option Exercises and Holdings

     The following table shows the number of shares of the Company's common stock underlying outstanding stock options held by each of the Named Executive Officers at March 31, 2000. None of the Company's Named Executive Officers exercised any stock option in the fiscal year ended March 31, 2000.

                Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values(1)

                                                                            Total Number of        Value of Unexercised In-the-
                                                                          Unexercised Options      Money Options held at Fiscal
                                        Shares                          Held at Fiscal Year End            Year End/(1)/
                                                                       ---------------------------------------------------------
                                      Acquired on       Value                        Unexercis-                    Unexercis-
             Name                      Exercise       Realized         Exercisable      able        Exercisable        able
----------------------------------    -----------    ---------         ---------------------------------------------------------
Jon H. Marple.....................         --           --                140,000       210,000        $319,340         $  --
  Chairman

Mary E. Blake.....................         --           --                140,000       210,000        $319,340         $  --
 Vice Chairman

Jeffrey R. Matsen.................         --           --                 80,000       120,000        $182,480         $  --
  Executive Vice President,
  Secretary and General Counsel

Richard R. Nelson.................         --           --                 40,000        60,000        $ 91,240         $  --
  Chief Financial Officer

Jerral R. Pulley..................         --           --                 50,000        75,000        $114,050         $  --
  Vice President of Marketing

________________
(1) Based on a per share price of $5.28, the closing price of the Company's common stock on June 19, 2000.

Transactions with Officers, Directors and Employees

     Transactions with Jeffrey Matsen

     Mr. Jeffrey R. Matsen is the Executive Vice President, Secretary and General Counsel of the Company. During the year ended March 31, 1999, Mr. Matsen and his law firm Jeffrey R. Matsen & Associates of Newport Beach, California, provided various legal services to the Company and Mr. Matsen was compensated for such services by the payment from the Company to Mr. Matsen of $57,395. In addition, on August 5, 1999, Mr. Matsen received 5,000 shares of the Company's common stock in exchange for legal services rendered at a value of $4.218 per share or $21,090.00 total. See "Management -- Employment, Severance and Other Agreements."

     Relationship with Robert Santore

     In July 1998, the Company issued to Robert Santore 10,000 shares of the Company's common stock as consideration for certain Web development services rendered to the Company. The shares were valued at $98,000 based on the market price of the common stock on the date of issuance. In August 1998, the Company issued to Mr. Santore 25,000 additional shares of common stock in exchange for the entire capital stock of Man Rabbit House Multimedia, Inc. These shares were valued at $100,000 based on the market price of the Company's common stock on the date of closing of the above-described acquisition.

     During the previous two fiscal years, the Company also made certain payments to Parrot Design as consideration for graphic design and related services rendered to the Company. Parrot Design is a graphic design firm owned and managed by Stephanie Santore, who is the wife of Mr. Robert Santore. For the years ended March 31, 2000 and 1999, the Company paid to Parrot Design a total of $96,132 and $63,472, respectively. The Company has paid to Parrot Design an additional $42,932 for services rendered during the current fiscal year through the date of this Memorandum.

Transactions with Other Related Parties

     During the past three years, the Company was a party to several transactions (as described below) involving Mr. Jon R. ("J.R.") Marple and JustWebit.com, Inc., a Nevada corporation, managed by J.R. Marple. J.R. Marple is the son of Jon H. Marple, the Company's Chairman.

     In April and August of 1998, the Company issued to J.R. Marple 12,903 and 25,000 shares of common stock, respectively, as consideration for certain accounting services rendered by J.R. Marple to the Company. In April 1999, the Company issued to JustWebit 50,000 shares of common stock as consideration for certain channel rights and licenses to provide wireless services in designated locations. The shares issued to JustWebit were valued at $102,000 based on the per share market price of the common stock on the date of the closing of the related transactions.

     The Company was also a party to a consulting services agreement with JustWebit, under which the Company agreed to issue to JustWebit 25,000 shares of common stock as consideration for services relating to the development of e-commerce sites and the functionality of certain back-office support systems.
The shares were valued at $247,000 based on the per share market price of the Company's common stock in December 1999, the date of issuance.

Employee Benefit Plans

     Effective on February 29, 2000, the Company's Board of Directors adopted the 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan (collectively, the "Equity Incentive Plans"), subject to the approval of the Company's shareholders. The principal terms and provisions of the Equity Incentive Plans are summarized under Proposal No. 3.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the capital stock of the Company as of June 19, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors; (iii) each of the Company's Named Executive Officers; and (iv) all executive officers and directors as a group.

                                                    No. of Shares        Approximate
                   Name (1)                             Owned          Percentage Owned
Mary E. Blake (2).................................   7,595,538              36.2%
Jon H. Marple (3).................................     140,000                *
Michael A. Sternberg (3)..........................     100,000                *
Nancy Hobbs (3)...................................      50,000                *
Jeffrey R. Matsen (4).............................     122,805                *
Richard R. Nelson (5).............................      50,000                *
Steve Pierson (3).................................      37,500                *
Jerral R. Pulley (6)..............................      70,000                *
Richard F. Charles (7)............................      23,333                *
H. Dean Cubley (7)................................      23,333                *
Terry D. Kramer (7)...............................      20,833                *
Stephen E. Pazian (7).............................      20,833                *
Richard W. Torney (7)(8)..........................      61,833                *
All Executive Officers and Directors as a group...   8,316,008              38.5%

________________
*    Less than one percent (1%)
(1) This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission with regard to the Company's common stock. Unless otherwise indicated in the footnotes of this table and subject to community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,845,123 shares outstanding on June 19, 2000. The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shares not outstanding that are subject to vested options, or options that vest and become exercisable by the holder thereof within sixty (60) days of June 19, 2000 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but are not deemed outstanding for the purposes of calculating the percentage owned by each other shareholder listed. Unless otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding.
(2) Includes 140,000 shares that are issuable upon exercise of vested stock options.
(3)  All shares are issuable upon exercise of vested stock options.
(4) Includes 1,000 shares owned by Mr. Matsen's minor son, Brett Richard Matsen and 80,000 shares that are issuable upon exercise of vested stock options .
(5) Includes 40,000 shares that are issuable upon exercise of vested stock options.
(6) Includes 50,000 shares that are issuable upon exercise of vested stock options.
(7) Includes 20,833 shares granted on May 31, 2000 in connection with the non-employee Directors' Compensation Plan.
(8) Includes 1,000 shares owned by Mr. Torney's wife, Lorie, and 31,000 shares owned by Image Systems Dividend Benefit Pension Trust of which Mr. Torney is the principal participant and Trustee.

PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the CRSP Total Return Index for The Nasdaq Stock Market *U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for Nasdaq Telecommunications Stocks ("the Nasdaq Telecommunications Index"). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                               12/31/97  06/30/98  12/31/98  06/30/99  12/31/99

IJNT.net                        100.00    162.50     64.71     75.00    244.12
Nasdaq Composite                100.00    111.67    130.95    160.67    243.04
Nasdaq Telecommunications       100.00    134.61    165.56    220.81    293.46


     Assumes a $100 investment on December 31, 1997 in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Telecommunications Index.

     The Nasdaq Telecommunications Index includes all companies listed on The Nasdaq Stock Market within SIC Code 48.

                               PROPOSAL NUMBER 2

             AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS
                        (Item No. 2 on the Proxy Card)

General

     Our Board of Directors have approved proposals to amend our certificate of incorporation, also called our charter, to include provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. Our Board of Directors has also approved amendments to our bylaws consistent with the proposed amendments to our charter, which are to become effective simultaneously with the effectiveness of the proposed amendments to our charter. If the proposed amendments to our charter and bylaws are approved by our stockholders, the charter and bylaws, as so amended, will become the governing instruments of our company and will differ in several respects from our existing charter and bylaws. Some of the changes will be procedural in nature but others will result in material changes in stockholders' rights and corporate procedures from those currently provided.

     Our Board of Directors recommends that you carefully review the proposed amendments to determine the nature and desirability of the proposed changes. Upon your review, our Board of Directors recommends that you approve and adopt the amended charter of IJNT.net attached as Appendix B to this proxy statement and the amended bylaws of IJNT.net, Inc. attached as Appendix C to this proxy statement.

     The first significant amendment to our Certificate of Incorporation involves the change of our name to Universal Broadband Networks, Inc. This name change is in keeping with the Company's integrated broadband communications vision and is much more descriptive of what the Company really does. The Board of Directors believes that the name change will make the Company more easily identifiable with the products and services it sells and delivers and the abbreviated version, UBNetworks, will facilitate customer and investor identification.

     In considering the remaining proposals, you should be aware that the overall effect of many of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of our common stock to change the composition of our Board of Directors and to remove existing management in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in our charter and bylaws, could hinder or possibly prevent the use of a proxy contest as a means of removing or replacing existing directors or could make it more difficult to make a change in control of our company which is opposed by our Board of Directors. This strengthened tenure and authority of the Board of Directors could enable it to resist change and otherwise thwart the desires of a majority of the stockholders. Because these provisions may have the effect of continuing the tenure of the current directors, our Board of Directors has recognized that the individual directors have a personal interest in these provisions that may differ from those of our stockholders. However, our Board of Directors believes that the primary purpose of these provisions is to ensure that it will have sufficient time to consider fully any proposed takeover attempt in light of the short-term and long-term benefits and other opportunities available to our company and, to the extent our Board of Directors determines to proceed with any takeover, to effectively negotiate terms that would maximize the benefits to our company and to our stockholders.

     A hostile takeover attempt may have a positive or negative effect on a corporation and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms which may be less than favorable to all of the stockholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and the maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to a Board of Directors, there is a greater opportunity for the Board of Directors to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to stockholders in the most effective manner.

     Our Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to stockholders, providing all stockholders with considerable value for their shares. Our Board of Directors believes, however, that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of our company and our stockholders.

     You should recognize, therefore, that one of the effects of the proposed amendments may be to discourage a future attempt to acquire control of our company which is not presented to and approved by our Board of Directors, but which a substantial number, and perhaps even a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over the current market price. As a result, stockholders who might desire to participate in such a transaction
may not have an opportunity to do so.   In addition, by increasing the
probability that any person or group seeking control of our company would be forced to negotiate directly with our Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of our Board of Directors. Thus, the principal disadvantages to our stockholders which result from discouraging such hostile takeover bids would be to:

     . reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of our company at a premium over the market price; and

     . increase the difficulty of removing our existing Board of Directors and management even if in a particular case removal would be beneficial to stockholders generally.

     You should note, however, that our Board of Directors has a fiduciary duty to our stockholders to negotiate in the best interests of our stockholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of our company.

     Our Board of Directors has considered the potential disadvantages of the proposed amendments and believes that they are outweighed by the potential benefits. In particular, our Board of Directors believes that the benefits associated with enabling our Board of Directors to fully consider and negotiate proposed takeover attempts make these proposals beneficial to our company and to our stockholders.

     The proposals to include these anti-takeover provisions in our charter and bylaws do not reflect knowledge on the part of our Board of Directors or management of any proposed takeover or other attempt to acquire control of our company. Our Board of Directors may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted, from time to time in the judgment of our Board of Directors, although there is no intention to do so at the present time.

     The anti-takeover proposals are summarized below. The following summary does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the Delaware General Corporation Law, our charter and bylaws, as presently in effect, and our charter and bylaws as proposed to be amended.

Summary of Anti-Takeover Proposals

                             Amendments to Charter

Issue                                   Present Charter Provision            Proposed Amended Charter Provision
-----                                   -------------------------            ----------------------------------
Stockholder action by written           Stockholders may take action         Stockholder action may be taken
consent                                 by written consent or at a           only at a duly called annual or
                                        meeting                              special meeting of stockholders
                                                                             and may not be taken by written
                                                                             consent.

Supermajority required for some        Amendments to the charter             The approval of the holders of at
amendments                             require the approval of               least 66 2/3% of the outstanding
                                       holders of at least 50% of the        voting stock is required to amend
                                       outstanding voting stock.             the provisions in the charter
                                                                             that (1) prohibit stockholders
                                                                             from acting other than at an
                                                                             annual or special meeting or (2)
                                                                             provide for amendments to the
                                                                             charter.

Board Determination of Rights          No current provision.                 Adds a provision granting the
and Preferences of Preferred                                                 Board of Directors the power,
Stock                                                                        subject to the limitations
                                                                             prescribed by law, to provide for
                                                                             the issuance of our authorized
                                                                             shares of preferred stock in
                                                                             series and, by filing a
                                                                             certificate pursuant to the
                                                                             applicable law of the State of
                                                                             Delaware, to establish from time
                                                                             to time the number of shares to
                                                                             be included in each such series
                                                                             and the qualifications,
                                                                             limitations or restrictions
                                                                             thereof.

Indemnification of directors,          Provides that our directors           Further provides that, to the
officers and other agents              will not be personally liable         fullest extent permitted by
                                       for monetary damages to us or         Section 145 of the Delaware
                                       our stockholders for breach of        General Corporation Law we will
                                       any fiduciary duty as a               indemnify any and all persons who
                                       director, except for liability        we have the power to indemnify
                                       (1) for any breach of the             from and against any expenses,
                                       director's duty of loyalty to         liabilities or other matters
                                       us or our stockholders; (2)           referred to in or covered by
                                       for acts or omissions not in          Section 145.
                                       good faith or which involve
                                       intentional misconduct or a
                                       knowing violation of law; (3)
                                       under Section 174 of the
                                       Delaware General Corporation
                                       Law or (4) for any transaction
                                       from which the director
                                       derives an improper personal
                                       benefit.

                              Amendments to Bylaws

Issue                                  Present Bylaw Provision               Bylaw Provision as Proposed to be
-----                                  -----------------------               ----------------------------------
                                                                             Amended
                                                                             -------
Stockholder action by written          Stockholders may take action          Consistent with the proposed
consent                                by written consent or at a            amendment to our charter,
                                       meeting.                              stockholder action may be taken
                                                                             only at a duly called annual or
                                                                             special meeting of stockholders
                                                                             and may not be taken by written
                                                                             consent.

Authority to call and adjourn          Meetings of stockholders may          Meetings of stockholders may be
meetings of stockholders               be called by the Board of             called only by the chairman of
                                       Directors or by holders of at         the board or a majority of the
                                       least 20% of our outstanding          Board of Directors
                                       common stock.
                                                                             Provides that a meeting of the
                                       Provides that a meeting of the        stockholders may be adjourned at
                                       stockholders may be adjourned         any time by the chairman of the
                                       only upon the affirmative vote        meeting and by the holders of a
                                       of the shares represented at          majority of the voting power of
                                       such meeting, whether or not a        the shares represented at such
                                       quorum is present.                    meeting, whether or not a quorum
                                                                             is present...

Supermajority for amendment;           Amendments to the bylaws may          No amendment to the bylaws may be
removal of directors                   currently be approved by the          adopted without the approval of a
                                       holders of a majority of our          majority of the authorized
                                       common stock and amendments           directors or the approval of the
                                       that so provide may not be            holders of at least 75% of the
                                       amended by our Board of               voting power of our outstanding
                                       Directors.  The Board of              stock.  The Board of Directors
                                       Directors may otherwise amend         will have the ability to amend or
                                       the bylaws, except that the           repeal any bylaw.
                                       board does not have the power
                                       to change the quorum for
                                       meetings of stockholders or of
                                       the Board of Directors, or to
                                       change any provisions of the
                                       bylaws with respect to the
                                       removal of directors or the
                                       filling of vacancies in the
                                       board resulting from removal
                                       by the stockholders.

                                       Directors may be removed with         Subject to the rights, if any, of
                                       or without cause by a majority        holders of preferred stock,
                                       vote of the stockholders.             directors may be removed, with or
                                                                             without cause by the holders of
                                                                             75% of the shares then entitled
                                                                             to vote at an election of
                                                                             directors, except that (1) if we
                                                                             institute a classified board,
                                                                             stockholders may remove a
                                                                             director only for cause and (2) if

Issue                                  Present Bylaw Provision               Bylaw Provision as Proposed to be
-----                                  -----------------------               ----------------------------------
                                                                             Amended
                                                                             -------
                                                                             we have instituted cumulative voting
                                                                             for the election of directors, if
                                                                             less than the entire board is removed,
                                                                             no director may be removed without
                                                                             cause if the votes cast against removal
                                                                             of the director would be sufficient to
                                                                             elect that person.

Advance notice requirement for         No current provision                  Adds provisions for director
stockholders' proposals                pertaining to nominations to          nominations and for the
                                       the Board of Directors or             submission of new business,
                                       submission of business to be          including: (1) only such business
                                       considered by stockholders at         or nominations as are properly
                                       any meeting.                          brought before a meeting of the
                                                                             stockholders may be considered at
                                                                             such meeting; (2) timely notice
                                                                             must be given prior to any such
                                                                             meeting; (3) a nomination for a
                                                                             director must set forth the
                                                                             person proposed for election; (4)
                                                                             the submission of new business
                                                                             must set forth a brief
                                                                             description of such business; and
                                                                             (5) the chairman of the meeting
                                                                             may determine whether a
                                                                             nomination or submission of new
                                                                             business was made in accordance
                                                                             with these procedures.

Election of directors and              The approval of a majority of         Except with respect to the rights
 stockholder approval of               the shares represented and            of the holders of any other
 corporate action                      entitled to vote constitutes          series or class of stock to elect
                                       action by the stockholders,           directors, a plurality of the
                                       unless the vote of a greater          votes cast at a meeting of the
                                       number is required by the             stockholders shall elect
                                       Delaware General Corporation          directors.  All other matters
                                       Law or the charter.                   submitted are to be decided by
                                                                             the approval of a majority of the
                                                                             shares represented and entitled
                                                                             to vote at a meeting of
                                                                             stockholders, except as otherwise
                                                                             required by the Delaware General
                                                                             Corporation Law, the charter or
                                                                             specific provisions of the bylaws.

Filling of vacancies on Board          Vacancies on the Board of             A vacancy on the Board of
 of Directors                          Directors may be filled by the        Directors may be filled only by
                                       stockholders.                         the members of the board then
                                                                             remaining.  If, at the time of
                                                                             filling any vacancy or any newly
                                                                             created directorship, the
                                                                             directors then in office shall
                                                                             constitute less than a majority
                                                                             of the whole

Issue                                  Present Bylaw Provision               Bylaw Provision as Proposed to be
-----                                  -----------------------               ----------------------------------
                                                                             Amended
                                                                             -------
                                                                             Board of Directors (as constituted
                                                                             immediately prior to any such
                                                                             increase), the Court of Chancery may,
                                                                             upon application of any stockholder or
                                                                             stockholders holding at least ten
                                                                             percent of the total number of
                                                                             the shares at the time
                                                                             outstanding having the right to
                                                                             vote for such directors,
                                                                             summarily order an election to be
                                                                             held to fill any such vacancies
                                                                             or newly created directorships,
                                                                             or to replace the directors
                                                                             chosen by the directors then in
                                                                             office.

Changes in conduct of board and        Special meetings of the Board         Special meetings of the Board of
 exercise of power                     of Directors may be called at         Directors may be called by the
                                       any time by the chairman of           chairman of the board and shall
                                       the board, the president, any         be called upon the written
                                       vice-president, the secretary         request of two directors, unless
                                       or by any director.                   the board consists of one
                                                                             director.

                                       Special meetings are to be            Special meetings may be held upon
                                       held upon at least four days          three days notice.
                                       notice.

                                       Requires that the Board of            Removes this requirement.
                                       Directors meet immediately
                                       following each annual meeting
                                       of the stockholders.

                                       Requires that if a meeting of         Removes this requirement.
                                       the Board of Directors is
                                       adjourned for more than 24
                                       hours, notice of the
                                       adjournment be given prior to
                                       the time of the adjourned
                                       meeting to the directors who
                                       were not present at the time
                                       of the adjournment.

                                       Provides that the Board of            Provides that committees
                                       Directors may designate an            appointed by the Board of
                                       executive and other                   Directors may consist of one,
                                       committees, each consisting of        rather than two, directors and
                                       at least two directors to             provides that the Board of
                                       serve at the pleasure of the          Directors may designate one or
                                       board.  Any such committee may        more directors as alternate
                                       have all of the powers of the         members of any committee.  Limits
                                       Board of Directors, except as         the power of committees such that
                                       limited by the Delaware               they may not adopt amendments to
                                       General Corporation Law.              the certificate of incorporation,
                                                                             adopt any agreement and plan of
                                                                             merger or

Issue                                  Present Bylaw Provision               Bylaw Provision as Proposed to be
-----                                  -----------------------               ----------------------------------
                                                                             Amended
                                                                             -------
                                                                             consolidation, recommend to the
                                                                             stockholders the sale, lease or
                                                                             exchange of all or substantially
                                                                             all of our assets, recommend our
                                                                             dissolution or a revocation of our
                                                                             dissolution or amend our bylaws.

Fixing of record date                  Provides that for purposes of         Provides that our Board of
                                       determining the stockholders          Directors must, not less than 10
                                       entitled to receive payment of        nor more than 60 days prior to a
                                       a dividend or other                   stockholders meeting nor more
                                       distribution, or entitled to          than 60 days prior to any other
                                       exercise any rights in respect        action, fix a record date so that
                                       of any change or conversion or        we may determine who is entitled
                                       exchange of stock, our Board          to notice of or to vote at such
                                       of Directors may fix a record         meeting of stockholders, or who
                                       date, which shall not be more         is entitled to payment of any
                                       than 60 days before any such          dividend or other distribution,
                                       action.                               or entitled to exercise any
                                                                             rights in respect of any change
                                                                             or conversion or exchange of
                                                                             stock.

Inspection of corporate records        Provides that stockholders and        Deletes the reference to holders
                                       holders of voting trust               of voting trust certificates.
                                       certificates may, at any
                                       reasonable time, inspect the
                                       accounting books, the minutes
                                       of the Board of Directors,
                                       committees of the Board of
                                       Directors and similar records
                                       of our subsidiaries for a
                                       purpose reasonably related to
                                       their interests as a
                                       stockholder or holder of
                                       voting trust certificates.

                                       A stockholder or stockholders         The secretary is required to
                                       holding at least 5% in the            prepare, at least ten days before
                                       aggregate of our outstanding          every meeting of stockholders, a
                                       voting shares or who hold at          complete list of the stockholders
                                       least 1% of such voting shares        entitled to vote at the meeting,
                                       and have filed a Schedule 14A         arranged in alphabetical order,
                                       with the United States                and showing the address of each
                                       Securities and Exchange               stockholder and the number of
                                       Commission relating to the            shares registered in the name of
                                       election of directors have the        each stockholder.  Such list will
                                       right to inspect and copy the         be open to the examination of any
                                       record of stockholders' names         stockholder, for any purpose
                                       and addresses and                     germane to the meeting, during
                                       shareholdings during usual            ordinary business hours, for a
                                       business hours upon five              period of at least ten days prior
                                       business days' prior written          to the meeting.
                                       demand and to obtain from our
                                       the transfer

Issue                                  Present Bylaw Provision               Bylaw Provision as Proposed to be
-----                                  -----------------------               ----------------------------------
                                                                             Amended
                                                                             -------
                                       agent, upon written demand and
                                       upon the tender of its usual
                                       charges, a list of the
                                       stockholders' names and
                                       addresses, who are
                                       entitled to vote for the
                                       election of directors, and
                                       their shareholdings, and of
                                       the most recent record date
                                       for which it has been compiled
                                       or as of a date specified by
                                       the stockholder subsequent to
                                       the date of demand.  The list
                                       shall be made available on or
                                       before the later of five (5)
                                       business days after the demand
                                       is received or the date
                                       specified therein as the date
                                       as of which the list is to be
                                       compiled.

                                       Provides that the directors           Provides that members of the
                                       have the right to inspect and         Board of Directors shall have the
                                       copy all books, records and           right at any reasonable time to
                                       documents of every kind and to        examine our stock ledger, a list
                                       inspect the physical                  of stockholders and our other
                                       properties of IJNT.net.               books and records for a purpose
                                                                             reasonably related to that
                                                                             director's position as a director.

Notices provisions                     No current provision.                 Clarifies that we may treat the
                                                                             holder of record of any share or
                                                                             shares of our stock as the holder
                                                                             in fact if such shares.

                                       No current provision.                 Provides that when any notice is
                                                                             to be given to a stockholder or
                                                                             director under the provisions of
                                                                             the bylaws, personal notice is
                                                                             not required and such notice may
                                                                             be given in writing, by mail,
                                                                             delivered to the address of the
                                                                             recipient appearing on our
                                                                             records.

     The following is a more complete description of some of the more material proposed amendments to our charter and our bylaw and the effect that such amendments will have on your rights as a stockholder of IJNT.net:

Amendments to our Certificate of Incorporation

     Removal of Action by Written Consent. Under the applicable provisions of our current certificate of incorporation and bylaws, stockholders may take any action which may be taken at a meeting of stockholders without a meeting, without prior notice and without a vote, if:

     . the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, sign consents in writing, setting forth the action; and

     .    deliver the consents to the corporation.

     The proposed amendments to the certificate of incorporation and bylaws remove the ability of stockholders to take action by written consent without a meeting and require the approval of at least 66 2/3% of the outstanding voting power of our stock to amend this new provision. These amendments may have the effect of delaying consideration of a stockholder proposal until the next annual meeting, and will prevent the holders of a majority of the voting power of our stock from unilaterally using the written consent procedure to take stockholder action. Additionally, it will require a supermajority of the outstanding voting power of our stock to repeal this provision.

     Designation of Series of Preferred Stock by Board of Directors. Section 151 of the Delaware General Corporation Law provides that a corporation may issue classes or series of stock having such voting powers, designations, preferences and special rights as stated in its certificate of incorporation or in resolutions providing for the issue of such stock adopted by its Board of Directors pursuant to authority expressly vested in it by the provisions of its certificate of incorporation. The proposed amendment to our certificate of incorporation grants our Board of Directors the power, subject to the limitations prescribed by law, to provide for the issuance of our authorized shares of preferred stock in series and to establish the number of shares to be included in each such series and the qualifications, limitations or restrictions of such series. This power, which had previously been granted to our Board of Directors, was inadvertently removed from the certificate of incorporation at the time our certificate of incorporation was amended in November, 1999 to increase the authorized number of shares of our capital stock.

     Indemnification of Our Agents. The proposed amendment to the charter provides that, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law we will indemnify any and all persons who we have the power to indemnify under Section 145 from and against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145, and such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he or she is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (1) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, or (2) in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful.

     Section 145 of the Delaware General Corporation Law further provides that a corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that there may be no such indemnification if the person is found liable to the corporation unless, in such a case, the court determines the person is fairly and reasonably entitled to such indemnification.

     Section 145 of the Delaware General Corporation Law also provides that a corporation must indemnify a director, officer, employee or agent who successfully defends himself in a proceeding to which he or she was a party because he or she was a director, officer, employee or agent of the corporation against expenses actually and reasonably incurred by him or her. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the Board of Directors) in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. Under Delaware law, termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such person is prohibited from being indemnified.

Amendments to Bylaws

     Our bylaws currently provide that the Board of Directors may generally amend the bylaws, except that the board does not have the power to change the quorum for meetings of stockholders or of the Board of Directors, or to change any provisions of the bylaws with respect to the removal of directors or the filling of vacancies in the board resulting from the removal by the stockholders or to amend or repeal a bylaw which the stockholders provided, when passing such bylaw, was not subject to amendment or repeal by the Board of Directors. As a result, several of the proposed amendments to the bylaws have already been approved by our Board of Directors and do not require your approval. In the discussion of the material amendments to the bylaws that follows, we have indicated those amendments which are subject to stockholder approval. It is only for those indicated amendments that we are seeking your approval in this proposal.

     Removal of Directors. The proposed amendments to our bylaws provide that, subject to the rights, if any, of holders of preferred stock, directors may be removed, with or without cause only by the holders of 75% of the shares then entitled to vote at an election of directors, except that (1) if we institute a classified board, stockholders may remove a director only for cause and (2) if we have instituted cumulative voting for the election of directors, if less than the entire board is removed, no director may be removed without cause if the votes cast against removal of the director would be sufficient to elect that person. As a result, it will be more difficult for a stockholder to remove a member of the board and create a vacancy that may be filled with its own nomination. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

     Filling of Vacancies on the Board of Directors. Upon amendment, our bylaws will provide that, subject to the rights of the holders of any series of preferred stock and unless the board otherwise determines, newly created directorships resulting from any increase in the number of directors and any vacancies on the board resulting from death, resignation, disqualification, removal or other cause will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the board will shorten the term of any incumbent director.

     Consistent with the Delaware General Corporation Law, the amended bylaws will provide that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     These amendments may deter a stockholder from removing incumbent directors and simultaneously gaining control of our Board of Directors by filling the vacancies created by that removal with its own nominees. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

     Requirement of Supermajority for Stockholder Amendments to Bylaws. This amendment requires the affirmative vote of at least 75% of the voting power of our stock issued and outstanding for an amendment of the bylaws to be effected by our stockholders. The Delaware General Corporation Law reserves the power to amend or repeal a corporation's bylaws exclusively to its stockholders unless the certificate of incorporation also confers such power upon the directors. If the certificate of incorporation confers such power upon the directors, as does ours, the stockholders nevertheless retain the power to adopt, amend, or repeal the company's bylaws. This amendment, however, would make it easier for the holders of a minority of our common stock to impede changes to the bylaws to which they are opposed, and may also preclude a potential hostile acquirer from amending the bylaws in a manner that would make a takeover of IJNT.net easier. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

     Limitation on Stockholder Action. As do the proposed amendments to the charter, the proposed amendments to the bylaws provide that stockholders may not take action by written consent and may only act at a special or annual meeting of stockholders. The amended and restated bylaws also provide that a meeting of stockholders may be called only by the chairman of the board or a majority of the Board of Directors, and may not be called by stockholders. As a result, it may be difficult for stockholders to present proposed business to the stockholders for their consideration, and stockholder proposals may be delayed until the next annual meeting.

     These provisions would also prevent the holders of a majority of the voting power of our outstanding stock from unilaterally using the written consent procedure to take stockholder action. Furthermore, a stockholder could not force stockholder consideration of a proposal over the opposition of the our board by calling a special meeting of stockholders prior to the time the board believes such consideration to be appropriate.

     Procedures for Stockholder Nominations and Proposals. The bylaws as amended establish an advance notice procedure for stockholders to nominate candidates for election as directors or to bring other business before meetings of stockholders (the "Stockholder Notice Procedure"). Only those stockholder nominees who are nominated in accordance with the Stockholder Notice Procedure will be eligible for election as directors of our company. Under the Stockholder Notice Procedure, we must receive notice of stockholder nominations to be made at an annual meeting (or of any other business to be brought before such meeting) not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, not earlier than the 120th day prior to such meeting and not later than the later of (1) the 90th day prior to such meeting or (2) the 10th day after public announcement of the date of such meeting is first made). Notwithstanding the foregoing, in the event that the number of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be timely, but only with respect to nominees for any new positions created by such increase, if we received it not later than the 10th day after we make such public announcement. Our bylaws provide that only such business may be conducted at a special meeting as is specified in the notice of meeting. Nominations for election to the Board of Directors may be made at a special meeting at which directors are to be elected by or at the board's direction or, provided that the board has determined that directors will be elected at such meeting, by a stockholder who has given timely notice of nomination. Under the Stockholder Notice Procedure, we must receive such notice not earlier than the 120th day before such meeting and not later than the later of (1) the 90th day prior to such meeting or (2) the 10th day after we first make public announcement of the date of such meeting. Stockholders will not be able to bring other business before special meetings of stockholders.

     The Stockholder Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by or at the direction of the board or by a stockholder who has given timely written notice (as set forth above with respect to stockholder's nominations for election of directors at annual meetings) to us of such stockholder's intention to bring such business before such meeting. Under the Stockholder Notice Procedure, a stockholder's notice to us proposing to nominate an individual for election as a director must contain certain information, including the identity and address of the nominating stockholder, the class and number of shares of stock owned by such stockholder, and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. Under the Stockholder Notice Procedure, a stockholder's notice relating to the conduct of business other than the nomination of directors must contain information about such business and about the proposing stockholder, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at such meeting, the name and address of such stockholder, the class and number of shares of stock owned beneficially and of record by such stockholder, and any material interest of such stockholder in the business so proposed. If the chairman of the meeting determines that an individual was not nominated, or other business was not brought before the meeting, in accordance with the Stockholder Notice Procedure, such individual will not be eligible for election as a director, or such business will not be conducted at such meeting, as the case may be.

     By requiring advance notice of nominations by stockholders, the Stockholder Notice Procedure affords us the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform stockholders about such qualifications. By requiring advance notice of other proposed business, the Stockholder Notice Procedure provides a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the board, provides us with an opportunity to inform stockholders, prior to such meetings, of any business proposed to be conducted at such meetings, together with the board's position regarding action to be taken with respect to such business, so that stockholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

     Although our bylaws do not give the board any power to approve or disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to IJNT.net and its stockholders.

     Election of Directors by Plurality. Under the amended bylaws, a plurality of the votes present in person or represented by proxy at an annual or special meeting of stockholders will be is required to elect the nominees for director at such meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. For example, if there are eight nominees to be considered at a meeting at which six directors are to be elected, the six directors receiving the highest number of votes will be elected. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of the director, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Also, it is possible that a director could be elected to office upon the approval of less than the holders of a majority of the voting power of our outstanding stock.

     Currently, directors are elected upon the approval of the holders of a majority of the voting power of our outstanding stock represented in person or by proxy at the meeting. As a result, a nominee must receive the affirmative vote of greater than 50% of the shares represented at such meeting to be elected. Any shares represented at the meeting that are not voted (whether by abstention, broker non-vote or otherwise) will consequently have the effect of a vote against such nominee.

     Special Stockholders' Meetings. Our bylaws provide that, subject to the rights of holders of any series of preferred stock to elect additional directors, a special meeting of stockholders may be called only by the chairman of the board or upon the written request of a majority of the entire board. Stockholders are not permitted to call, or to require that the board call, a special meeting of stockholders.

Stockholder Approval Required

     Each of the proposed amendments to our charter and those amendments to our bylaws that require stockholder approval described in this Proposal 3 are conditioned upon stockholder approval of the other proposed amendments to our charter and amendments to our bylaws that require stockholder approval. None of the amendments to our charter or amendments to our bylaws that require stockholder approval that are proposed will be adopted unless all are approved by our stockholders.

     The affirmative vote of a majority of the outstanding shares of our common stock is required for approval of the proposed amendments to our charter and amendments to our bylaws that require stockholder approval. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on each proposal and will have the same effect as negative votes. If all of the proposed amendments to our charter and bylaws are approved at the annual meeting, we intend to file an amendment to our certificate of incorporation shortly after the meeting. The amendment to the certificate of incorporation will be effective immediately upon its acceptance for filing by the

Secretary of State of the State of Delaware. The amendments to the bylaws that require stockholder approval will be effective upon approval by the stockholders. The amendments to our bylaws that do not require stockholder approval were approved by our Board of Directors at a meeting on May 6, 2000 and, accordingly, are already effective. A description of these bylaw amendments is included in this Proxy Statement for informational purposes only.

     OUR BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF PROPOSAL 2 IS IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. OUR BOARD OF DIRECTORS, THEREFORE, RECOMMENDS THAT YOU VOTE "FOR" SUCH PROPOSAL; AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

                               PROPOSAL NUMBER 3

                            EMPLOYEE BENEFIT PLANS

                        (Item No. 3 on the Proxy Card)

     The Board of Directors of the Company have approved the 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan. The principal terms and provisions of both Plans are summarized below. The summary, however, is not a complete description of all the terms of the 2000 Management Equity Incentive Plan or the 2000 Equity Incentive Plan. Copies of each plan are attached as Appendices D and E.

Purpose

     The 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan are designed to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under each Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under each Plan.

Stock Subject to Each Plan

     Subject to the provisions of Section 13 of each Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. Subject to the provisions of Section 13 of the 2000 Management Equity Incentive Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 2,382,500 Shares. Subject to the provisions of Section 13 of the 2000 Equity Incentive Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 3,000,000 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under each Plan (unless either Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under either Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 3 of each Plan. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under either Plan. Notwithstanding the provisions of Section 3 of each Plan, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

Administration of Each Plan

     Unless and until the Board delegates administration to a Committee, each Plan shall be administered by the Board. Subject to the provisions of either Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion: (i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder; (iii) to determine the number of Shares to be covered by each such award granted hereunder; (iv) to approve forms of agreement for use under either Plan; (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine); (vi) to determine whether to offer to buyout a previously granted Option as provided in either Plans subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares); (vii) to prescribe, amend and rescind rules and regulations relating to either Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; (ix) to amend either Plan or any Option or Stock Purchase Right granted under either Plan as provided in Section 15 of either Plan; (x) and to construe and interpret the terms of each Plan and awards granted pursuant to each Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of either Plan.

Eligibility

     Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

Limitations

     Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. Neither Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause. No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 2,000,000 Shares under the 2000 Management Equity Incentive Plan or 1,000,000 under the 2000 Equity Incentive Plan; provided, however, that the foregoing limitation shall not apply before the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the each Plan (including any increase in the number of shares reserved for issuance under either Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under each Plan; (iii) the expiration of either Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. For purposes of Section 6(c) of each Plan, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13 of either plan), the canceled Option will be counted against the limit set forth in
Section 6(c) of each Plan. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

Term of Plans

     Each Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of each Plan. No Options or Stock Purchase Rights may be issued under each Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which each Plan is adopted by the Board or (ii) the date each Plan is approved by the stockholders.

Term of Options

     The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code
Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

Option Exercise Price; Payment of Exercise Price

     Option Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following: (i) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. (ii) Under the 2000 Management Equity Incentive Plan in the case of a Non-Qualified Stock Option, the exercise price shall be set by the Administrator; provided, however, such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law. Under the 2000 Equity Incentive Plan, in the case of a Non-Qualified Stock Option (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant. (B) granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant. (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

     Payment of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of
(1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

Stock Purchase Rights

     Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under each Plan and/or cash awards made outside of each Plan. After the Administrator determines that it will offer Stock Purchase Rights under each Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

     Repurchase Right. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 20 of each Plan, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

Time of Granting Options and Stock Purchase Rights

     The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

Amendment and Termination of Each Plan

     The Board may at any time wholly or partially amend, alter, suspend or terminate either Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13 of each Plan, increase the limits imposed in Section 3 of each Plan on the maximum number of Shares which may be issued under each Plan or extend the term of each Plan under
Section 7 of each Plan.

     OUR BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF PROPOSAL NUMBER 3 IS IN THE BEST INTEREST OF OUR COMPANY AND OUR STOCKHOLDERS. OUR BOARD OF DIRECTORS, THEREFORE, RECOMMENDS THAT YOU VOTE "FOR" SUCH PROPOSAL AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.


                               PROPOSAL NUMBER 4

            RATIFICATION OF DESIGNATION OF INDEPENDENT ACCOUNTANTS
                        (Item No. 4 on the Proxy Card)

     The Board of Directors has approved the retention of BDO Seidman, LLP as independent accountants for the Company until revoked by further action. BDO Seidman, LLP has been the Company's independent accountants since April 3, 2000. The Company previously engaged Smith & Co. as its independent accountants.

     The stockholders are being asked to ratify the designation of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending March 31, 2000. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Should the stockholders fail to ratify the designation of BDO Seidman, LLP as independent accountants, retention of the firm for the fiscal year ending March 31, 2000 will be reconsidered by the Board of Directors.

Required Approval

     The affirmative vote of the holders of a majority of shares of capital stock represented and voting at a duly held meeting at which a quorum is present is required to approve the designation of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending March 31, 2000. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of BDO Seidman, LLP. as independent accountants for the Company's fiscal year ending March 31,2000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                      COMPANY'S INDEPENDENT ACCOUNTANTS.


                                 OTHER MATTERS

     Proposals Intended to be Presented at Next Annual Meeting. Proposals of security holders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy at least 90 days but not more than 120 days prior to August 25, 2001. Next year's Annual Meeting of stockholders will be held on or about August 25, 2001.

     Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     Annual Report. The Company will provide a copy of its Annual Report on Form 10-K for the fiscal year ended March 31, 2000, without charge, to any stockholder who makes a written request to Jeffrey R. Matsen, Executive Vice President, IJNT.net, Inc., 2030 So. Main, Suite 520, Irvine, California 92612.

                                   By Order of the Board of Directors



                                   Jeffrey R. Matsen
                                   Secretary
Irvine, CA
July 3, 2000

                              INDEX TO APPENDICES


                                                                        Appendix
                                                                        --------
Audit Committee Charter...............................................     A

Amended and Restated Certificate of Incorporation.....................     B

Amended and Restated Bylaws...........................................     C

2000 Management Equity Incentive Plan.................................     D

2000 Equity Incentive Plan............................................     E

                                 APPENDIX "A"


                            AUDIT COMMITTEE CHARTER

                                IJNT.NET, INC.
                            AUDIT COMMITTEE CHARTER


                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

     The purpose of the Audit Committee (the "Committee") of the Board of Directors of IJNT.net, Inc., a Delaware corporation (the "Corporation"), is to provide assistance to the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of financial reports of the Corporation. In so doing, it is the objective of the Committee to establish and maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of the Corporation.

                                  ARTICLE II
                                  ----------

                             COMMITTEE MEMBERSHIP
                             --------------------

     2.1  Number of Committee Members.
          ---------------------------

     The authorized number of members of the Committee shall be three (3) and all members of the Committee shall be composed of directors independent of the Corporation and otherwise duly qualified under the relevant sections of the Nasdaq National Market Rules, attached hereto and incorporated by reference as
Schedule 1.  The Board of Directors may designate one or more Directors as
----------
alternate Committee members, who may replace any absent member at any meeting of the Committee.

     2.2  Appointment and Term of Office of Committee Members.
          ---------------------------------------------------

     Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

     2.3  Removal.
          -------

     The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Corporation.

     2.4  Resignation and Vacancies.
          -------------------------

     Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

     Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

     A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

                                  ARTICLE III
                                  -----------

                               COMMITTEE PROCESS
                               -----------------

     3.1  Place of Meetings; Meetings by Telephone.
          ----------------------------------------

     Regular meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Committee may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation.

     Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

     3.2  Regular Meetings.
          ----------------

     Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

     3.3  Special Meetings; Notice.
          ------------------------

     Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors or by two (2) Committee members.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

     3.4  Quorum.
          ------

     A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Delaware General Corporation Law, the Certificate of Incorporation and other applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

     3.5  Waiver of Notice.
          ----------------

     Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

     3.6  Adjournment.
          -----------

     A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

     3.7  Notice of Adjournment.
          ---------------------

     If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

     3.8  Committee Action by Written Consent Without A Meeting.
          -----------------------------------------------------

     Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing to such action.

Such written consent or consents shall be filed with the minutes of the proceedings of the Committee. Such action by written consent shall have the same force and effect as a unanimous vote of the Committee.

                                  ARTICLE IV
                                  ----------

                              COMMITTEE STRUCTURE
                              -------------------

     4.1  Chairman of the Committee.
          -------------------------

     The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

     4.2  Secretary.
          ---------

     The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof.

     The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Corporation's Bylaws.

                                   ARTICLE V
                                   ---------

                              RECORDS AND REPORTS
                              -------------------

     5.1  Maintenance and Inspection of Charter.
          -------------------------------------

     The Corporation shall keep at its principal executive office the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

     5.2  Minutes and Reports.
          -------------------

     The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Corporation. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

     5.3  Maintenance and Inspection of Minutes.
          -------------------------------------

     The records and the minutes of proceedings of the Committee shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

                                  ARTICLE VI

                               RESPONSIBILITIES
                               ----------------

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order best to react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall:

     6.1  Documents/Reports Review
          ------------------------

          (a) Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          (b) Review with management and the independent auditors the Company's quarterly financial statements.

          (c) Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and discuss any other matters communicated to the Committee by the independent auditors.

          (d) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     6.2  Accounting and Financial Controls Framework
          -------------------------------------------

          (a) Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

          (b) Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter.

     6.3  Independent Auditors
          --------------------

          (a) Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

          (b)  Approve the fees to be paid to the independent auditors.

          (c) Receive disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (d) Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

          (e) Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

          (f) Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     6.4  General Authority and Responsibilities
          --------------------------------------

          The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

          The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

     6.5  Duties As Needed.
          ----------------

          (a) Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Corporation compliance policies.

          (b) Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                  ARTICLE VII

                                INDEMNIFICATION
                                ---------------

     Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Committee member of the Corporation shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Delaware from time to time against all expenses, liability and loss, including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement, reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.

     This indemnification is intended to provide at all times the fullest indemnification permitted by the laws of the State of Delaware and the Corporation may purchase and maintain insurance on behalf of any person who is or was a Committee member of the corporation against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

     8.1  Amendment by Board of Directors.
          -------------------------------

     This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

     8.2  Record of Amendments.
          --------------------

     Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

                                  SCHEDULE 1
                                  ----------

     NASDAQ Stock Market 4460 Non-Quantitative Designation Criteria for Issuers Excepting Limited Partnerships--(d) Audit Committee:

     (2)(A) Each issue must have, and certify that it has and will continue to have, an audit committee of at least three members, comprised solely of independent directors, each of whim is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibility.

     (2)(B) Notwithstanding paragraph (i), one director whose is not independent as defined in Rule 4200, and is not a current employee or an immediate family member of such employee, may be appointed to the audit committee, if the membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reason for that determination.

NASDAQ Stock Market -4200. Definition (a) For the purposes of the Rule 4000 Series, unless the context requires otherwise--

     14) "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

          (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                                  SCHEDULE 1

          (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

          (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

                                  SCHEDULE 1

              SECRETARY'S CERTIFICATE OF ADOPTION OF THE CHARTER

                                    OF THE

                                IJNT.NET, INC.

                                AUDIT COMMITTEE

I, the undersigned, do hereby certify:

That I am the duly elected and acting Secretary of IJNT.net, INC., a Delaware corporation.

That the foregoing Charter constituting the Charter of IJNT.net, Inc.'s Audit Committee was adopted by the Directors of IJNT.net, Inc. on May 6, 2000.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 6/th/ day of May, 2000.

                         /s/ Jeffrey R. Matsen
                         ----------------------------
                         JEFFREY R. MATSEN, Secretary

                                 APPENDIX "B"



                       AMENDED AND RESTATED CERTIFICATE
                               OF INCORPORATION

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                                IJNT.NET, INC.,
                            a Delaware corporation

          IJNT.NET, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter referred to as the "corporation"), hereby certifies as follows:

          1. The name of the corporation is IJNT.net, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on June 11, 1992 under the name Picometrix, Inc., amended on December 8, 1995, further amended on August 8, 1997, further amended on August 12, 1998, further amended on September 26, 1998, further amended on March 8, 1999 and further amended on November 16, 1999.

          2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, and having been adopted in accordance therewith, this Amended and Restated Certificate of Incorporation restates and further integrates and amends the provisions of the Certificate of Incorporation of the corporation.

          3. The text of the Certificate of Incorporation, as it may have heretofore been amended or supplemented, is hereby restated and further amended to read in its entirety as follows:

          FIRST:    The name of this corporation is:
          -----

                    Universal Broadband Networks, Inc.

          SECOND:   The name and address, including street, number, city and
          ------
county, of the registered agent of the corporation in the State of Delaware are:

                    THE CORPORATION TRUST COMPANY
                    Corporation Trust Center
                    1209 Orange Street
                    Wilmington, New Castle County, Delaware 19801

          THIRD:    The purpose of the corporation is to engage in any lawful
          -----
act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:   The total number of shares of all classes which the
          ------
corporation is authorized to have outstanding is Fifty-Five Million (55,000,000) shares of which stock Fifty Million (50,000,000) shares in the par value of $.001 each, amounting in the aggregate to Fifty Thousand Dollars ($50,000.00) shall be common stock, and of which Five Million (5,000,000) shares in the par value of $.001 each, amounting in the aggregate to Five Thousand Dollars ($5,000.00) shall be preferred stock.

          FIFTH:    Holders of the corporation's common stock shall have the
          -----
following rights and preferences:

          1.   Dividend Rights of Common.  Subject to the prior rights of
               -------------------------
holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the common stock shall be entitled to receive, when and as declared by the board of directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the board of directors.

          2.   Voting Rights.  The holder of each share of common stock shall
               -------------
have the right to one vote, and shall be entitled to notice of any stockholder's meeting in accordance with the bylaws of the corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

          3.   Redemption.  The common stock is not redeemable.
               ----------

          SIXTH:    The Board of Directors shall be and is divided into three
          -----
classes, Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the number of directors by three, and if a fraction is also contained in such quotient then if such fraction is one-third the extra director shall be a member of Class III and if the fraction is two-thirds one of the extra directors shall be a member of Class III and the other shall be a member of Class II. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided,
                                                                 --------
however, that the initial directors of the Corporation shall each be assigned to
-------
a class at the time of their election, and the directors assigned to Class I shall serve for a term ending on the date of the first annual meeting next following July 25, 2000, the directors assigned to Class II shall serve for a term ending on the date of the second annual meeting next following July 25, 2000, and the directors assigned to Class III shall serve for a term ending on the date of the third annual meeting next following July 25, 2000.

          In the event of any increase or decrease in the number of directors,
(a) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, retirement, resignation or removal, and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors to such class or classes as shall, so far as possible, bring the number of directors in the respective classes into conformity with the formula in this Article, as applied to the new number of directors.

          Notwithstanding any of the foregoing provisions of this Article, each director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal. Should a vacancy occur or be created, the remaining directors (even though less than a quorum) may fill the vacancy for the full term of the class in which the vacancy occurs or is created.

          SEVENTH:   No action shall be taken by the stockholders except at an
          -------
annual or special meeting of stockholders. The stockholders may not take action by written consent.

          EIGHTH:    Election of directors at an annual or special meeting of
          ------
stockholders need not be by written ballot unless the bylaws of the corporation shall otherwise provide. The number of directors of the corporation which shall constitute the whole board of directors shall be such as from time to time shall be fixed by or in the manner provided in the bylaws.

          NINTH:     In furtherance and not in limitation of the powers
          -----
conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the corporation.

          TENTH:     The corporation shall, to the fullest extent permitted by
          -----
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

          ELEVENTH:  A director or officer of the corporation shall not be
          --------
disqualified by his or her office from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise. No transaction, contract or act of the corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer of the corporation is a member of any firm, a stockholder, director or officer of any corporation or trustee or beneficiary of any trust that is in any way interested in such transaction, contract or act. No director or officer shall be accountable or responsible to the corporation for or in respect of any transaction, contract or act of the corporation or for any gain or profit directly or indirectly realized by him or her by reason of the fact that he or she or any firm in which he or she is a member or any corporation of which he or she is a stockholder, director, or officer, or any trust of which he or she is a trustee, or beneficiary, is interested in such transaction, contract or act; provided the fact that such director or officer or such firm, corporation, trustee or beneficiary of such trust, is so interested shall have been disclosed or shall have been known to the members of the board of directors as shall be present at any meeting at which action upon such contract, transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or take action in respect to any such contract, transaction or act, and may vote thereat to authorize, ratify or approve any such contract, transaction or act, and any officer of the corporation may take any action within the scope of his or her authority, respecting such contract, transaction or act with like force and effect as if he or she or any firm of which he or she is a member, or any corporation of which he or she is a stockholder, director or officer, or any trust of which he or she is a trustee or beneficiary, were not interested in such transaction, contract or act. Without limiting or qualifying the foregoing, if in any judicial or other inquiry, suit, cause or proceeding, the question of whether a director or officer of the corporation has acted in good faith is material, and notwithstanding any statute or rule of law or equity to the contrary (if any there by) his or her good faith shall be presumed in the absence of proof to the contrary by clear and convincing evidence.

          TWELFTH:     Whenever a compromise or arrangement is proposed between
          -------
the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

          THIRTEENTH:  The corporation reserves the right to amend and repeal
          ----------
any provision contained in this certificate of incorporation in the manner prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation. Notwithstanding the foregoing, no amendment, alteration, change or repeal may be made to Article Sixth or Seventh or this Article Thirteenth without the affirmative vote of the holders of at least sixty-six and two-thirds percent of the outstanding voting stock of the corporation voting together as a single class.

          The foregoing Amended and Restated Certificate of Incorporation has been approved by the Board of Directors by written consent in accordance with
Section 141(f) of the General Corporation Law of the State of Delaware.

          The foregoing Amended and Restated Certificate of Incorporation has been approved by the stockholders of the corporation at the annual meeting of stockholders held on July 25, 2000.

          The foregoing Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Jeffrey R. Matsen, its Executive Vice President, this 20/th/ day of June, 2000.



                                   ---------------------------------------------
                                   JEFFREY R. MATSEN, Executive Vice President

                                 APPENDIX "C"


                          AMENDED AND RESTATED BYLAWS

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                              -----
ARTICLE I. OFFICES AND RECORDS...........................................................................       1

         Section 1.1       Principal Executive Office....................................................       1
         Section 1.2       Other Offices.................................................................       1
         Section 1.3       Books and Records.............................................................       1

ARTICLE II. MEETINGS OF STOCKHOLDERS.....................................................................       1

         Section 2.1       Place of Meetings.............................................................       1
         Section 2.2       Annual Meetings...............................................................       1
         Section 2.3       Special Meetings..............................................................       1
         Section 2.4       Notice of Annual or Special Meeting...........................................       2
         Section 2.5       Maintenance and Inspection of Stockholder List................................       2
         Section 2.6       Quorum........................................................................       2
         Section 2.7       Adjourned Meeting and Notice Thereof..........................................       3
         Section 2.8       Voting........................................................................       3
         Section 2.9       Validation of Defectively Called or Noticed Meeting...........................       3
         Section 2.10      No Written Consent of Stockholders in Lieu of Meeting.........................       4
         Section 2.11      Proxies.......................................................................       4
         Section 2.12      Inspectors of Election........................................................       5
         Section 2.13      Record Date for Stockholder Notice, Voting and Giving Consents................       5
         Section 2.14      Notice of Stockholder Business and Nominations................................       6

ARTICLE III. DIRECTORS...................................................................................       8

         Section 3.1       Powers........................................................................       8
         Section 3.2       Number and Qualification of Directors.........................................       9
         Section 3.3       Election and Term of Office...................................................       9
         Section 3.4       Eligibility...................................................................       9
         Section 3.5       Removal.......................................................................       9
         Section 3.6       Vacancies.....................................................................      10
         Section 3.7       Place of Meeting..............................................................      10
         Section 3.8       Regular Meetings..............................................................      10
         Section 3.9       Special Meetings..............................................................      11
         Section 3.10      Action at a Meeting: Quorum and Resulted Vote.................................      11
         Section 3.11      Validation of Defectively Called or Noticed Meetings..........................      11
         Section 3.12      Adjournment...................................................................      12
         Section 3.13      Participation in Meetings by Conference Telephone.............................      12
         Section 3.14      Action Without Meeting........................................................      12
         Section 3.15      Fees and Compensation.........................................................      12
         Section 3.16      Committees....................................................................      12

         Section 3.17      Minutes of Committee Meetings.................................................      13

ARTICLE IV. OFFICERS.....................................................................................      13

         Section 4.1       Officers......................................................................      13
         Section 4.2       Election......................................................................      13
         Section 4.3       Subordinate Officer...........................................................      13
         Section 4.4       Removal and Resignation.......................................................      14
         Section 4.5       Vacancies.....................................................................      14
         Section 4.6       Chairman of the Board.........................................................      14
         Section 4.7       Chief Executive Officer.......................................................      14
         Section 4.8       President.....................................................................      14
         Section 4.9       Vice Presidents...............................................................      15
         Section 4.10      Secretary.....................................................................      15
         Section 4.11      Chief Financial Officer.......................................................      15
         Section 4.12      Assistant Secretaries and Assistant Treasurers................................      16

ARTICLE V. INDEMNIFICATION OF OFFICERS, EMPLOYEES AND OTHER AGENTS.......................................      16

         Section 5.1       Definitions...................................................................      16
         Section 5.2       Actions by Third Parties......................................................      17
         Section 5.3       Actions by or in the Right of the Corporation.................................      17
         Section 5.4       Action Commenced by Agent.....................................................      17
         Section 5.5       Advance of Expenses...........................................................      17
         Section 5.6       Contractual Nature............................................................      18
         Section 5.7       Insurance.....................................................................      18
         Section 5.8       ERISA.........................................................................      18
         Section 5.9       Other Indemnities.............................................................      18

ARTICLE VI. GENERAL CORPORATE MATTERS....................................................................      19

         Section 6.1       Record Date for Purposes Other Than Notice and Voting.........................      19
         Section 6.2       Inspection of Corporate Records...............................................      19
         Section 6.3       Inspection of Bylaws..........................................................      19
         Section 6.4       Checks, Drafts, Etc...........................................................      19
         Section 6.5       Certificate for Shares........................................................      20
         Section 6.6       Representation of Shares of Other Corporations................................      20
         Section 6.7       Construction and Definitions..................................................      20
         Section 6.8       Registered Stockholders.......................................................      21
         Section 6.9       Dividends.....................................................................      21
         Section 6.10      Payment of Dividends..........................................................      21
         Section 6.11      Fiscal Year...................................................................      21
         Section 6.12      Corporate Seal................................................................      21

         Section 6.13      Manner of Giving Notice.......................................................      21
         Section 6.14      Waiver of Notice..............................................................      22

ARTICLE VII. AMENDMENTS TO BYLAWS........................................................................      22

         Section 7.1       Amendment by Director or Stockholders.........................................      22

                             AMENDED AND RESTATED
                                   BYLAWS OF
                      UNIVERSAL BROADBAND NETWORKS, INC.
                            a Delaware corporation


                                  ARTICLE I.
                              OFFICES AND RECORDS

     Section 1.1    Principal Executive Office.
                    --------------------------

     The principal executive office of the corporation shall be located as directed by the board of directors, and the name and address of its registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     Section 1.2    Other Offices.
                    -------------

     Other business offices may at any time be established by the board of directors, both within and without the State of Delaware, at any place or places as the business of the corporation require.

     Section 1.3    Books and Records.
                    -----------------

     The books and records of the corporation may be kept at the corporation's headquarters in Newport Beach, California or at such other locations outside the State of Delaware as may from time to time be designated by the board of directors.

                                  ARTICLE II.
                           MEETINGS OF STOCKHOLDERS

     Section 2.1    Place of Meetings.
                    -----------------

     All meetings of stockholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of Delaware which may be designated by the board of directors. If no designation is made by the board of directors, the place of the meeting shall be the principal office of the corporation.

     Section 2.2    Annual Meetings.
                    ---------------

     The annual meetings of stockholders shall be held each year on a date and time designated by the board of directors. At each such meeting (i) directors shall be elected only from the persons who are nominated in accordance with the procedure set forth in Section 2.14 below, (ii) reports of the affairs of the corporation shall be considered, and (iii) any proper business may be transacted only if submitted in accordance with the procedures set forth in Section 2.14 below.

     Section 2.3    Special Meetings.
                    ----------------

       Subject to the rights of the holders of any series of preferred stock, par value $.001 per share, of the corporation or any other series or class of stock as set forth in the certificate of incorporation to elect additional directors under specified circumstances, special meetings of the stockholders may be called only by the chairman of the board and shall be called by the chairman of the board or the secretary of the corporation at the request in writing of a majority of the board of directors.

     Section 2.4    Notice of Annual or Special Meeting.
                    -----------------------------------

     (a) Whenever stockholders are required or permitted to take action at a meeting, written notice, stating the place, day and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder of record entitled to vote at such meeting, unless otherwise required or permitted by law. Such written notice shall be given either personally or by mail or other means of written communication. If mailed, such notice shall be deposited in the United States mail, charges prepaid, addressed to such stockholder at his address appearing on the stock transfer books of the corporation.

     (b) Any notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice.

     Section 2.5    Maintenance and Inspection of Stockholder List.
                    ----------------------------------------------

     The secretary of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 2.6    Quorum.
                    ------

     Except as otherwise required by law or by the certificate of incorporation, the presence in person or by proxy of the holders of a majority of the voting power of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business at any meeting of stockholders, except that, where a separate vote by a class or classes or series is required, the presence in person or by proxy of the holders of a majority of the voting power of the shares of such class or classes or series shall constitute a quorum for the transaction of such business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 2.7    Adjourned Meeting and Notice Thereof.
                    ------------------------------------

     (a) Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time without notice other than announcement at the meeting by the chairman of the meeting or by the vote of the holders of a majority of the voting power of the shares represented in person by proxy at such meeting, but in the absence of a quorum at the commencement of the meeting, no other business may be transacted at such meeting.

     (b) At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If any stockholders' meeting, either annual or special, is adjourned for thirty days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

     Section 2.8    Voting.
                    ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the Delaware General Corporation Law (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership). Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the certificates of incorporation with respect to the right of the holders of any series of preferred stock or any other series or class of stock to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. All matters other than the election of directors submitted to the stockholders at any meeting shall be decided, except as otherwise provided by law, the certificate of incorporation, these Bylaws or the rules and regulations of any stock exchange applicable to the corporation, by the affirmative vote of the majority of the voting power of the shares represented at the meeting and entitled to vote on such matter, except that where a separate vote by a class or classes or series is required, the affirmative vote of the majority of the voting power of the shares of such class or classes or series represented at the meeting and entitled to vote shall be the act of such class or classes or series.

     Section 2.9    Validation of Defectively Called or Noticed Meeting.
                    ---------------------------------------------------

     The transactions of any meeting of stockholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent.

     Section 2.10   No Written Consent of Stockholders in Lieu of Meeting.
                    -----------------------------------------------------

     No action shall be taken by the stockholders except at an annual or special meeting of stockholders. The stockholders may not take action by written consent.

     Section 2.11   Proxies.
                    -------

     (a) Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation. Subject to the Delaware General Corporation Law in the case of any proxy which states that it is irrevocable, any proxy duly executed shall continue in full force and effect until (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided for in the proxy. The dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

     (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

          (i) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

          (iii) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission described in subparagraphs (i) or
(ii) above may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     Section 2.12   Inspectors of Election.
                    ----------------------

     (a) In advance of any meeting of stockholders, the board of directors may appoint any person or persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof or in connection with such written consent. If inspectors of election be not so appointed in advance of any meeting, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any stockholder or a stockholder's proxy shall, be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the meeting.

     (b) The duties of such inspectors shall be as prescribed by the Delaware General Corporation Law and shall include: (i) determining the number of shares outstanding and the voting power of each; (ii) the shares represented at the meeting; (iii) the existence of a quorum; (iv) the authenticity, validity and effect of proxies; (v) receiving votes, ballots or consents; (vi) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (vii) counting and tabulating all votes or consents; (viii) determining when the polls shall close; (ix) determining the result and (x) such acts as may be proper to conduct the election or vote with fairness to all stockholders.

     (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

     Section 2.13   Record Date for Stockholder Notice, Voting and Giving
                    -----------------------------------------------------
Consents.
--------

     (a) For purposes of determining the stockholders entitled to notice of any meeting or to vote at such meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor more than sixty days before any such action without a meeting, and in this event only stockholders of record on the date so fixed are entitled to notice of and to vote at such meeting, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Delaware General Corporation Law.

     (b) If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     Section 2.14   Notice of Stockholder Business and Nominations.
                    ----------------------------------------------

     (a)  Annual Meetings of Stockholders.
          -------------------------------

          (i) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation's notice of meeting delivered pursuant to Section 2.7 of these Bylaws, (b) by or at the direction of the chairman of the board or the board of directors or (c) by any stockholder of the corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in
Section 2.14(a)(ii) and (iii) and who was a stockholder of record at the time the notice provided for in this Section 2.14 is delivered to the secretary of the corporation.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 2.14(a)(i), the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than thirty days, or delayed by more than seventy days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of (x) the ninetieth day prior to such annual meeting or (y) the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination,
(iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the stockholder, and (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (a) deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation's outstanding stock having the voting power required to approve or adopt the proposal or elect the nominee and/or (b) otherwise solicit proxies from stockholders in support of such proposal or nomination. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation or for use in the preparation of materials used for the solicitation of proxies for the election of directors.

          (iii) Notwithstanding anything in the second sentence of Section 2.14(a)(ii) to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the corporation at least eighty days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

     (b)  Special Meetings of Stockholders. Only such business shall be
          --------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting pursuant to Section
2.7 of these Bylaws. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.14 and who is a stockholder of record at the time the notice provided for in this Section 2.14 is delivered to the secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation's notice of meeting, if the stockholder's notice as required by Section 2.14(a)(ii) shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of (x) the ninetieth day prior to such special meeting or (y) the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (c)  General.
          -------

          (i) Only persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.14. Except as otherwise provided by law, the certificate of incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to (A) determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.14 and (B) if any proposed nomination or business is not in compliance with this Section 2.14, to declare that such defective proposal or nomination shall be disregarded or that such proposed business shall not be transacted.

          (ii) For purposes of this Section 2.14, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect (A) any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act (B) any rights of the holders of preferred stock to elect directors under specified circumstances.

                                 ARTICLE III.
                                   DIRECTORS

     Section 3.1    Powers.
                    ------

     Subject to the provisions of the Delaware General Corporation Law, and to any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or approved by the outstanding shares, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed by, the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the board of directors shall have the following powers, to wit:

     (a) to select and remove all the officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the certificate of incorporation or with these Bylaws, fix their compensation and require from them security for faithful service;

     (b) to conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the certificate of incorporation or with these Bylaws, as they may deem best;

     (c) to change the principal executive office and principal office for the transaction of the corporation from one location to another; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of Delaware; to designate any place within or without the State of Delaware for the holding of any stockholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law;

     (d) to authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful; and

     (e) to borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

     SECTION 3.2    Number and Qualification of Directors. The authorized number
                    -------------------------------------
of directors which shall constitute the board of directors shall not be less than one nor more than ___. The exact number shall be determined from time to time by resolution of the board of directors. Until otherwise determined by such resolution, the board of directors shall consist of ___ persons.

     SECTION 3.3    Election and Term of Office. The directors shall be elected
                    ---------------------------
at each annual meeting of stockholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. All directors shall hold office until their respective successors are elected and qualified or until such person's death, retirement, resignation or removal.

     SECTION 3.4    Eligibility. Subject to the rights, if any, of the holders
                    -----------
of preferred stock then outstanding, if any, only persons who are nominated in accordance with the procedures set forth in Section 2.14 shall be eligible for election as directors. The directors need not be stockholders of the corporation.

     SECTION 3.5    Removal. Subject to the rights, if any, of the holders of
                    -------
shares of preferred stock then outstanding, if any, any director or the entire board of directors may be removed, with or without cause, by the holders of 75% of the voting power of the shares then entitled to vote at an election of directors except that (i) unless the certificate of incorporation provides otherwise, if the corporation shall have a classified board of directors, stockholders may effect such removal only for cause, and (ii) so long as the corporation shall have cumulative voting in respect of the election of directors, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the removal of the director would be sufficient to elect that person if then cumulatively voted at an election of the entire board of directors or, if the corporation shall have classes of directors, at an election of the class of directors of which that person is a part.

     SECTION 3.6    Vacancies.
                    ---------

     (a) A vacancy in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by order of a court or convicted of a felony, or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     (b) Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     (c) Any director may resign effective upon giving written notice to the chairman of the board, the chief executive officer, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board of directors shall have power to elect a successor or take office when the resignation is to become effective. The director so elected shall hold office until the next annual election of directors and until their successor is duly elected and qualified, unless sooner displaced.

     (d) No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     SECTION 3.7    Place of Meeting. Regular meetings of the board of directors
                    ----------------
shall be held at any place within or without the State of Delaware which has been designated from time to time by resolution of the board of directors or by written consent of all members of the board of directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held either at a place so designated or at the principal executive office of the corporation.

     SECTION 3.8    Regular Meetings.
                    ----------------

Regular meetings of the board of directors shall be held without notice on the date and at the time which the board of directors may from time to time designate; provided, however, that should the day so designated fall upon a Saturday, Sunday or legal holiday observed by the corporation at its principal executive office, then said meeting shall be held at the same time on the next day thereafter ensuing which is a full business day.

     SECTION 3.9    Special Meetings.
                    ----------------

     (a) Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board. Special meetings of the board of directors shall be called by the chairman of the board, the president, any vice president or the secretary on the written request of two directors, unless the board of directors consists of only one director; in which case special meetings shall be called on the written request of the sole director.

     (b) Special meetings of the board of directors shall be held upon three days' written notice or forty-eight hours' notice given personally by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at such director's address or, as applicable, telephone number as it is shown upon the records of the corporation or as may have been given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held.

     (c) Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

     (d) Any notice shall state the date, place and hour of the meeting. Notice given to a director in accordance with this section shall constitute due, legal and personal notice to such director.

     SECTION 3.10   Action at a Meeting: Quorum and Resulted Vote. The presence
                    ---------------------------------------------
of a majority of the authorized number of directors at a meeting of the board of directors constitutes a quorum for the transaction of business, except as hereinafter provided. If only one directors is authorized, such sole director shall constitute a quorum. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number, or the same number, after disqualifying one or more directors from voting, is required by law, by the certificate of incorporation or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

     SECTION 3.11   Validation of Defectively Called or Noticed Meetings.
                    ----------------------------------------------------

The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes or the meeting.

     SECTION 3.12   Adjournment. A majority of the directors present, whether or
                    -----------
not constituting a quorum, may adjourn any board of directors' meeting to another time or place, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.13   Participation in Meetings by Conference Telephone. Members
                    -------------------------------------------------
of the board of directors, or any committee designated by the board of directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participating in a meeting as permitted in this Section
3.13 constitutes presence in person at such meeting.

     SECTION 3.14   Action Without Meeting. Unless otherwise restricted by the
                    ----------------------
certificate of incorporation, any action required or permitted to be taken by the board of directors or any committee thereof may be taken without a meeting if all members of the board or such committee, as the case may be, shall consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board of directors and shall have the same force and effect as a unanimous vote of the board of directors, or such committee, as the case may be.

     SECTION 3.15   Fees and Compensation. Unless otherwise restricted by the
                    ---------------------
certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     SECTION 3.16   Committees. The board of directors may, by resolution passed
                    ----------
by the board of directors, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     SECTION 3.17   Minutes of Committee Meetings. Each committee shall keep
                    -----------------------------
regular minutes of its meetings and report the same to the board of directors when required.

                                  ARTICLE IV.
                                   OFFICERS

     SECTION 4.1    Officers. The officers of the corporation shall be chosen by
                    --------
the board of directors and shall include a chairman of the board, a chief executive officer, a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 4.3 below. Any number of offices may be held by the same person unless the certificate of incorporation shall provide otherwise. At the time of the election of officers, the board of directors may by resolution determine the order of their rank.

     SECTION 4.2    Election. The officers of the corporation, except such
                    --------
officers as may be appointed in accordance with the provisions of Section 4.3 below, shall be chosen annually by, and shall serve at the pleasure of, the board of directors, and each shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified.

     SECTION 4.3    Subordinate Officer. The board of directors or the chief
                    -------------------
executive officer may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the board of directors or chief executive officer, as applicable, may from time to time determine.

     SECTION 4.4    Removal and Resignation.
                    -----------------------

     (a) Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

     (b) Any officer may resign at any time by giving written notice to the board of directors, or to the president or to the secretary of the corporation. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 4.5    Vacancies. A vacancy in any office because of death,
                    ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

     SECTION 4.6    Chairman of the Board. The chairman of the board shall, if
                    ---------------------
present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by these Bylaws. He shall be an ex-officio member of all the standing committees, including the executive committee, if any, and shall have the general power and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws. If there is no chief executive officer, the chairman of the board shall, in addition, be the chief executive officer of the corporation and have the powers and duties prescribed in Section 4.7 of these Bylaws.

     SECTION 4.7    Chief Executive Officer. Subject to such supervisory powers,
                    -----------------------
if any, as may be given by the board of directors to the chairman of the board, the chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, if the chairman of the board is not present, at all meetings of the board of directors.

     SECTION 4.8    President. The president shall be the chief operating
                    ---------
officer of the corporation, and in the event of absence or disability of the chief executive officer, or if no chief executive officer has been appointed by the board of directors, shall perform all the duties of the chief executive officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer.

     SECTION 4.9    Vice Presidents. In the absence or disability of the
                    ---------------
president, the vice presidents in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, if there be such an officer or officers, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents, if there be such an officer or officers, shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these Bylaws.

     SECTION 4.10   Secretary.
                    ---------

     (a) The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions of the stockholders, the board of directors and all committees thereof, with the time and place of holding of meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     (b) The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or these Bylaws. The secretary shall keep in safe custody the seal of the corporation, and when authorized by the board of directors, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of the chief executive officer, the president, any vice president, assistant treasurer or assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     (c) The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     SECTION 4.11   Chief Financial Officer.
                    -----------------------

     (a) The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and colored accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     (b) The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Bylaws.

     (c) If required by the board of directors, the chief financial officer shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the board of directors, for the faithful performance of the duties of the chief financial officer's office and for the restoration to the corporation, in case of the chief financial officer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     SECTION 4.12   Assistant Secretaries and Assistant Treasurers. In the
                    ----------------------------------------------
absence or disability of the secretary or the chief financial officer, their duties shall be performed and their powers exercised, respectively, by any assistant secretary or any assistant treasurer in the order determined by the board of directors, or if there be no such determination, the assistant secretary or assistant treasurer designated by the board of directors. The assistant secretaries and the assistant treasurers shall have such other duties and powers as may have been delegated to them, respectively, by the secretary or the chief financial officer or by the board of directors.

                                  ARTICLE V.
                              INDEMNIFICATION OF
                     OFFICERS, EMPLOYEES AND OTHER AGENTS

     SECTION 5.1    Definitions.  For the purpose of this Article V:
                    -----------

     (a) "agent" means any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the written request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     (b) "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.

     (c) "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article V.

     (d) "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (e) "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan.

     (f) "serving at the written request of the corporation" shall include service as an agent of the corporation which imposes duties on, or involves services by, such agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     Section 5.2  Actions by Third Parties.
                  ------------------------

     The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts paid or to be paid in settlement actually and reasonably incurred in connection with such proceeding to the fullest extent permitted by the laws of the State of Delaware as they may exist from time to time.

     Section 5.3  Actions by or in the Right of the Corporation.
                  ---------------------------------------------

     The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action to the fullest extent permitted by the laws of the State of Delaware as they may exist from time to time.

     Section 5.4  Action Commenced by Agent.
                  -------------------------

     Notwithstanding the provisions of Section 5.2 or Section 5.3, except as otherwise provided in paragraph (b) of Section 5.5, the corporation shall be required to indemnify an agent in connection with a proceeding (or part thereof) commenced by such agent only if the commencement of such proceeding (or part thereof) by the agent was authorized by the board of directors of the corporation.

     Section 5.5  Advance of Expenses.
                  --------------------

     (a) Expenses incurred in defending any proceeding shall be advanced by the corporation prior to the final disposition of such proceeding upon receipt of a request therefor and an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article V.

     (b)  If a claim for indemnification or advancement of expenses under this
Section 5.5 is not paid in full within thirty days after a written claim therefor by the agent has been received by the corporation, the agent may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the agent is not entitled to the requested indemnification or advancement of expenses under applicable law.

     Section 5.6  Contractual Nature.
                  ------------------

     The provision of this Article V shall not be deemed to be a contract right and shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the certificate of incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to an agent who has ceased being an agent and shall inure to the benefit of the heirs, executors and administrators of such person. Any repeal or modification of this Article V shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

     Section 5.7  Insurance.
                  ---------

     Upon and in the event of a determination by the board of directors to purchase such insurance, the corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this Article V. All amounts received by an agent under any such policy of insurance shall be applied against, but shall not limit, the amounts to which the agent is entitled pursuant to the foregoing provisions of this Article V.

     Section 5.8  ERISA.
                  -----

     To assure indemnification under this provision of all such persons who are or were "fiduciaries" of an employee benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), the provisions of this Article V shall, except as limited by Section 410 of ERISA, be interpreted as follows: an "other enterprise" shall be deemed to include an employee benefit plan; the corporation shall be deemed to have requested in writing a person to serve as an employee of an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in compliance with ERISA and the terms of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     Section 5.9  Other Indemnities.
                  -----------------

     This Article V shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than agents of the corporation when and as authorized by appropriate corporate action.

                                  ARTICLE VI.
                           GENERAL CORPORATE MATTERS

     Section 6.1  Record Date for Purposes Other Than Notice and Voting.
                  ------------------------------------------------------

     (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     (b) If the board of directors does not so fix a record date, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth day before the date of that action, whichever is later.

     Section 6.2  Inspection of Corporate Records.
                  --------------------------------

     (a) The accounting books and records, the records of stockholders, and minutes of proceedings of the stockholders and the board and committees of the board of directors of the corporation and any subsidiary of the corporation shall be open to inspection at any reasonable time during usual business hours, upon the written demand on the corporation given under oath and stating the purpose thereof, of any stockholder, for a purpose reasonably related to such holder's interests as a stockholder. Such inspection by a stockholder or holder of a voting trust certificate may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts.

     (b) Every director shall have the absolute right at any reasonable time to examine the corporation's stock ledger, a list of stockholders and its other books and records for a purpose reasonably related to the director's position as a director.

     Section 6.3  Inspection of Bylaws.
                  --------------------

     The corporation shall keep in its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or otherwise provide upon written request of any stockholder) the original or a copy of these Bylaws as amended or otherwise altered to date, certified by the secretary of the corporation, which shall be open to inspection by the stockholders at all reasonable times during office hours.

     Section 6.4  Checks, Drafts, Etc.
                  -------------------

     All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

     Section 6.5  Certificate for Shares.
                  -----------------------

     (a) Every holder of stock in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares represented by the certificate owned by such stockholder. Any of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     (b) Any such certificate shall also contain such legend or other statement as may be required by applicable state securities laws, the federal securities laws, and any agreement between the corporation and the stockholders thereof.

     (c) Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or these Bylaws may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

     (d) Except as provided in this Section 6.5, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. The board of directors may, however, in case any certificate for shares is alleged to have been lost, stolen, or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft, or destruction of such certificate of the issuance of such new certificate.

     Section 6.6  Representation of Shares of Other Corporations.
                  ----------------------------------------------

     The president or any other officer or officers authorized by the board of directors or the president are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

     Section 6.7  Construction and Definitions.
                  ----------------------------

     Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

     Section 6.8  Registered Stockholders.
                  -----------------------

     The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

     Section 6.9  Dividends.
                  ---------

     Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 6.10  Payment of Dividends.
                   --------------------

     Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

     Section 6.11  Fiscal Year.
                   -----------

     The fiscal year of the corporation shall be fixed by resolution of the board of directors.

     Section 6.12  Corporate Seal.
                   --------------

     The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 6.13  Manner of Giving Notice.
                   -----------------------

     Whenever, under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile or telegram.

     Section 6.14  Waiver of Notice.
                   ----------------

     Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                 ARTICLE VII.
                             AMENDMENTS TO BYLAWS

     Section 7.1  Amendment by Director or Stockholders.
                  -------------------------------------

     The board of directors is expressly empowered to adopt, amend or repeal the bylaws of the corporation, without the approval of the stockholders. Any adoption, amendment or repeal of the bylaws of the corporation by the board of directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the board of directors). The holders of 75% of the voting power of the stock issued and outstanding and entitled to vote shall also have power to adopt, amend or repeal the bylaws of the corporation.

                                 APPENDIX "D"

                     2000 MANAGEMENT EQUITY INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                             Page
                                                                             ----
1.  Purposes of the Plan...................................................    1
2.  Definitions............................................................    1
3.  Stock Subject to the Plan..............................................    4
4.  Administration of the Plan.............................................    4
5.  Eligibility............................................................    6
6.  Limitations............................................................    6
7.  Term of Plan...........................................................    7
8.  Term of Option.........................................................    7
9.  Option Exercise Price and Consideration................................    7
10. Exercise of Option.....................................................    8
11. Non-Transferability of Options and Stock Purchase Rights...............   11
12. Stock Purchase Rights..................................................   11
13. Adjustments upon Changes in Capitalization, Merger or Asset Sale.......   12
14. Time of Granting Options and Stock Purchase Rights.....................   14
15. Amendment and Termination of the Plan..................................   14
16. Stockholder Approval...................................................   15
17. Inability to Obtain Authority..........................................   15
18. Reservation of Shares..................................................   15
19. Information to Holders and Purchasers..................................   15
20. Repurchase Provisions..................................................   15
21. Investment Intent......................................................   16
22. Governing Law..........................................................   17

                                IJNT.NET, INC.

                     2000 MANAGEMENT EQUITY INCENTIVE PLAN

     1.   Purposes of the Plan. The purposes of the IJNT.NET, Inc. 2000
          --------------------
Management Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Acquisition" means (i) any consolidation or merger of the
                -----------
Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

          (b)  "Administrator" means the Board or the Committee responsible for
                -------------
conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

          (c)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (d)  "Board" means the Board of Directors of the Company.
                -----

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Committee" means a committee appointed by the Board in
                ---------
accordance with Section 4 hereof.

          (g)  "Common Stock" means the Common Stock of the Company, par value
                ------------
$.001 per share.

          (h)  "Company" means IJNT.NET, Inc., a Delaware corporation.
                -------

          (i)  "Consultant" means any consultant or adviser if: (i) the
                ----------
consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

          (j)  "Director" means a member of the Board.
                --------

          (k)  "Employee" means any person, including an Officer or Director,
                --------
who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

          (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (m)  "Fair Market Value" means, as of any date, the value of a share
                -----------------
of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n)  "Holder" means a person who has been granted or awarded an Option
                ------
or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

          (o)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

          (p)  "Independent Director" means a Director who is not an Employee
                --------------------
of the Company.

          (q)  "Non-Qualified Stock Option" means an Option (or portion thereof)
                --------------------------
that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (r)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (t)  "Option Agreement" means a written agreement between the Company
                ----------------
and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (v)  "Plan" means the IJNT.NET, Inc. 2000 Management Equity
                ----
Incentive Plan.

          (w)  "Public Trading Date" means the first date upon which Common
                -------------------
Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

          (x)  "Restricted Stock" means Shares acquired pursuant to the exercise
                ----------------
of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 12 below.

          (y)  "Rule 16b-3" means that certain Rule 16b-3 under the Exchange
                ----------
Act, as such Rule may be amended from time to time.

          (z)  "Section 16(b)" means Section 16(b) of the Exchange Act.
                -------------

          (aa) "Securities Act" means the Securities Act of 1933, as amended.
                --------------

          (bb) "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (cc) "Share" means a share of Common Stock, as adjusted in accordance
                -----
with Section 13 below.

          (dd) "Stock Purchase Right" means a right to purchase Common Stock
                --------------------
pursuant to Section 12 below.

          (ee) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan. Subject to the provisions of Section 13 of
          -------------------------
the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 2,382,500 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4.   Administration of the Plan.
          --------------------------

          (a)  Administrator. Unless and until the Board delegates
               -------------
administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to

Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

          (b)  Powers of the Administrator. Subject to the provisions of the
               ---------------------------
Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

               (vi) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 15; and

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Holders.

     5.   Eligibility.  Non-Qualified Stock Options and Stock Purchase Rights
          -----------
may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 2,000,000 Shares; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the

Company's capitalization as described in Section 13. For purposes of this
Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan. The Plan shall become effective upon its initial
          ------------
adoption by the Board and shall continue in effect until it is terminated under
Section 15 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.

     8.   Term of Option. The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the exercise price shall be set by the Administrator; provided, however, such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

     10.  Exercise of Option.
          ------------------

          (a)  Vesting; Fractional Exercises. Options granted hereunder shall be
               -----------------------------
vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.

          (b)  Deliveries upon Exercise.  All or a portion of an exercisable
               ------------------------
Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

               (ii) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with Applicable Laws.

The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

               (iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

               (iv)  In the event that the Option shall be exercised pursuant to
Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

          (c)  Conditions to Delivery of Share Certificates. The Company shall
               --------------------------------------------
not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

               (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

               (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

               (iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

               (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

          (d)  Termination of Relationship as a Service Provider. If a Holder
               -------------------------------------------------
ceases to be a Service Provider other than by reason of the Holder's disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder's termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the

Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (e)  Disability of Holder. If a Holder ceases to be a Service Provider
               -------------------
as a result of the Holder's disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (f)  Death of Holder. If a Holder dies while a Service Provider, the
               ---------------
Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Holder's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder's estate or, if none, by the person(s) entitled to exercise the Option under the Holder's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (g)  Regulatory Extension. A Holder's Option Agreement may provide
               --------------------
that if the exercise of the Option following the termination of the Holder's status as a Service Provider (other than upon the Holder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

          (h)  Early Exercisability. The Administrator may provide in the terms
               --------------------
of a Holder's Option Agreement that the Holder may, at any time before the Holder's status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 20, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole and absolute discretion.

          (i)  Buyout Provisions. The Administrator may at any time offer to
               -----------------
buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

     11.  Non-Transferability of Options and Stock Purchase Rights.
          --------------------------------------------------------

          Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

     12.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase. Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Right. Unless the Administrator determines otherwise,
               ----------------
the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 20, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

          (c)  Other Provisions. The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder. Once the Stock Purchase Right is
               ----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
Section 13 of the Plan.

     13.  Adjustments upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 13(a), the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

               (i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder's rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

               (ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

               (iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

               (v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

          (c) Subject to Section 3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten
(10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.

          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock purchase agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     14.  Time of Granting Options and Stock Purchase Rights.
          --------------------------------------------------

          The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time wholly or
               -------------------------
partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in
Section 13, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under
Section 7.

          (b)  Stockholder Approval. The Board shall obtain stockholder approval
               --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

     16.  Stockholder Approval.
          --------------------

          The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     17.  Inability to Obtain Authority.
          -----------------------------

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.
          ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Information to Holders and Purchasers.
          -------------------------------------

          Prior to the Public Trading Date and to the extent required by Section
260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     20.  Repurchase Provisions.
          ---------------------

          The Administrator in its discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon a Holder's termination as a Service Provider; provided, however that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section
260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Plan participant and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

     21.  Investment Intent.
          -----------------

          The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     22.  Governing Law.
          -------------

          The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

                                 APPENDIX "E"


                          2000 EQUITY INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.    PURPOSES OF THE PLAN................................................    1
2.    DEFINITIONS.........................................................    1
3.    STOCK SUBJECT TO THE PLAN...........................................    4
4.    ADMINISTRATION OF THE PLAN..........................................    4
5.    ELIGIBILITY.........................................................    6
6.    LIMITATIONS.........................................................    6
7.    TERM OF PLAN........................................................    7
8.    TERM OF OPTION......................................................    7
9.    OPTION EXERCISE PRICE AND CONSIDERATION.............................    7
10.   EXERCISE OF OPTION..................................................    8
11.   NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS............   11
12.   STOCK PURCHASE RIGHTS...............................................   11
13.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE....   12
14.   TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS..................   14
15.   AMENDMENT AND TERMINATION OF THE PLAN...............................   14
16.   STOCKHOLDER APPROVAL................................................   15
17.   INABILITY TO OBTAIN AUTHORITY.......................................   15
18.   RESERVATION OF SHARES...............................................   15
19.   INFORMATION TO HOLDERS AND PURCHASERS...............................   15
20.   REPURCHASE PROVISIONS...............................................   15
21.   INVESTMENT INTENT...................................................   16
22.   GOVERNING LAW.......................................................   17

                                IJNT.NET, INC.

                          2000 EQUITY INCENTIVE PLAN

     1.  Purposes of the Plan.
         --------------------

         The purposes of the IJNT.NET, Inc. 2000 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.  Definitions.
         -----------

         As used herein, the following definitions shall apply:

         (a)  "Acquisition" means (i) any consolidation or merger of the Company
               -----------
with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

         (b)  "Administrator" means the Board or the Committee responsible for
               -------------
conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

         (c)  "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

         (d)  "Board" means the Board of Directors of the Company.
               -----

         (e)  "Code" means the Internal Revenue Code of 1986, as amended.
               ----

         (f)  "Committee" means a committee appointed by the Board in accordance
               ---------
with Section 4 hereof.

         (g)  "Common Stock" means the Common Stock of the Company, par value
               ------------
$.001 per share.

         (h)  "Company" means IJNT.NET, Inc., a Delaware corporation.
               -------

         (i)  "Consultant" means any consultant or adviser if: (i) the
               ----------
consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

         (j)  "Director" means a member of the Board.
               --------

         (k)  "Employee" means any person, including an Officer or Director, who
               --------
is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

         (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

         (m)  "Fair Market Value" means, as of any date, the value of a share of
               -----------------
Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n)  "Holder" means a person who has been granted or awarded an Option
               ------
or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

         (o)  "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

         (p)  "Independent Director" means a Director who is not an Employee of
               --------------------
the Company.

         (q)  "Non-Qualified Stock Option" means an Option (or portion thereof)
               --------------------------
that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (r)  "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)  "Option" means a stock option granted pursuant to the Plan.
               ------

         (t)  "Option Agreement" means a written agreement between the Company
               ----------------
and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u)  "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (v)  "Plan" means the IJNT.NET, Inc. 2000 Equity Incentive Plan.
               ----

         (w)  "Public Trading Date" means the first date upon which Common Stock
               -------------------
of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

         (x)  "Restricted Stock" means Shares acquired pursuant to the exercise
               ----------------
of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 12 below.

         (y)  "Rule 16b-3" means that certain Rule 16b-3 under the Exchange
               ----------
Act, as such Rule may be amended from time to time.

         (z)  "Section 16(b)" means Section 16(b) of the Exchange Act.
               -------------

         (aa) "Securities Act" means the Securities Act of 1933, as amended.
               --------------

         (bb) "Service Provider" means an Employee, Director or Consultant.
               ----------------

         (cc) "Share" means a share of Common Stock, as adjusted in accordance
               -----
with Section 13 below.

         (dd) "Stock Purchase Right" means a right to purchase Common Stock
               --------------------
pursuant to Section 12 below.

         (ee) "Subsidiary" means a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.
         -------------------------

         Subject to the provisions of Section 13 of the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 3,000,000 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4.  Administration of the Plan.
         --------------------------

         (a)  Administrator. Unless and until the Board delegates administration
              -------------
to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to

Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

         (b)  Powers of the Administrator. Subject to the provisions of the Plan
              ---------------------------
and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)    to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine the number of Shares to be covered by each such award granted hereunder;

              (iv)   to approve forms of agreement for use under the Plan;

              (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

              (vi) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

              (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

              (ix) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 15; and

              (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c)  Effect of Administrator's Decision. All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Holders.

     5.  Eligibility.
         -----------

         Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6.  Limitations.
         -----------

         (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

         For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

         (b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         (c) No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 150,000 Shares; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the

Company's capitalization as described in Section 13. For purposes of this
Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

     7.  Term of Plan.
         ------------

         The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.

     8.  Term of Option.
         --------------

         The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.  Option Exercise Price and Consideration.
         ---------------------------------------

         (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Non-Qualified Stock Option granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

     10. Exercise of Option.
         ------------------

         (a)  Vesting; Fractional Exercises. Options granted hereunder shall be
              -----------------------------
vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.

         (b)  Deliveries upon Exercise. All or a portion of an exercisable
              ------------------------
Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

              (i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

              (ii) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with Applicable Laws.

The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

               (iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

               (iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

          (c)  Conditions to Delivery of Share Certificates. The Company shall
               --------------------------------------------
not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

               (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

               (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

               (iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

               (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

          (d)  Termination of Relationship as a Service Provider. If a Holder
               -------------------------------------------------
ceases to be a Service Provider other than by reason of the Holder's disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder's termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the

Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (e)  Disability of Holder. If a Holder ceases to be a Service Provider
               --------------------
as a result of the Holder's disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (f)  Death of Holder. If a Holder dies while a Service Provider, the
               ---------------
Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Holder's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder's termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder's estate or, if none, by the person(s) entitled to exercise the Option under the Holder's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (g)  Regulatory Extension. A Holder's Option Agreement may provide
               --------------------
that if the exercise of the Option following the termination of the Holder's status as a Service Provider (other than upon the Holder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

          (h)  Early Exercisability. The Administrator may provide in the terms
               --------------------
of a Holder's Option Agreement that the Holder may, at any time before the Holder's status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 20, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole and absolute discretion.

          (i)  Buyout Provisions. The Administrator may at any time offer to
               -----------------
buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

     11.  Non-Transferability of Options and Stock Purchase Rights.
          --------------------------------------------------------

          Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

     12.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase. Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Right. Unless the Administrator determines otherwise,
               ----------------
the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 20, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

          (c)  Other Provisions. The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder. Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
Section 13 of the Plan.

     13.  Adjustments upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 13(a), the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

               (i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder's rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

               (ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

               (iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

               (v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

          (c) Subject to Section 3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten
(10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.

          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock purchase agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock purchase agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     14.  Time of Granting Options and Stock Purchase Rights.
          --------------------------------------------------

          The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time wholly or
               -------------------------
partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in
Section 13, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under
Section 7.

          (b)  Stockholder Approval. The Board shall obtain stockholder approval
               --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination. No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

     16.  Stockholder Approval.
          --------------------

          The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     17.  Inability to Obtain Authority.
          -----------------------------

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.
          ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Information to Holders and Purchasers.
          -------------------------------------

          Prior to the Public Trading Date and to the extent required by Section
260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     20.  Repurchase Provisions.
          ---------------------

          The Administrator in its discretion may provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon a Holder's termination as a Service Provider; provided, however that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock purchase agreement or in another agreement referred to in such agreement and, provided further, that to the extent required by Section
260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Plan participant and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price for such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

     21.  Investment Intent.
          -----------------

          The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     22.  Governing Law.
          -------------

          The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

--------------------------------------------------------------------------------

PROXY
                                IJNT.NET, INC.
                              Common Stock Proxy
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael A. Sternberg and Jeffrey R. Matsen as proxies (each with the power to appoint his substitute and with power to act alone) of the undersigned to vote all the shares of Common Stock of IJNT.net, Inc. (the "Company") which the undersigned would be entitled to vote as designated on the reverse side of the Annual Meeting of Stockholders of the Company, to be held on July 25, 2000, and any adjournment thereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1
AND FOR PROPOSALS 2, 3, 4 AND 5.
     IF YOU FAIL TO PROVIDE AUTHORIZATION AND DIRECTION THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS SHARES OF COMMON STOCK FOR WHICH THE TRUSTEE DID RECEIVE DIRECTIONS FOR PROPOSALS 1, 2, 3, 4 AND 5.

IJNT.NET, INC.
2030 MAIN STREET, SUITE 500
IRVINE, CA 92614

     PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X] IN BLUE OR BLACK INK.

     1. To elect eight (8) Directors to serve as such until the next Annual Meeting of Stockholders and until their successors are elected and qualified

              [_] FOR all nominees         [_] WITHHOLD AUTHORITY
                  listed below                 for all nominees listed

     Nominees: Mary E. Blake, Richard F. Charles, H. Dean Cubley, Terry O.
               Kramer, Jon H. Marple, Stephen E. Pazian, Michael A. Sternberg, Richard W. Torney

     (Instructions: To withhold authority to vote for any individual, write that
                    Nominee's name on the line below).

                    ------------------------------------------------------------

(Continued, and to be dated and signed, on the other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2. To approve the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company

               [_] FOR             [_] AGAINST       [_] ABSTAIN

     3. To approve and adopt the Company's 2000 Equity Incentive Plan and the Company's 2000 Management Equity Incentive Plan

               [_] FOR             [_] AGAINST       [_] ABSTAIN

     4. To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company for March 31, 2000

               [_] FOR             [_] AGAINST       [_] ABSTAIN

     5. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please sign exactly as name(s) appear on this proxy. If signing for estates, trusts or corporations, your title and capacity should be stated. If shares are held jointly, each holder should sign.


                                               ---------------------------------
                                                          (Signature)

                                               ---------------------------------
                                                  (Signature if held jointly)

                                               ---------------------------------
                                                            (Date)


 PLEASE MAKE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

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